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                                                                    EXHIBIT 10.1

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                        DEVELOPMENT AND LICENSE AGREEMENT

                                      AMONG

                         SMITHKLINE BEECHAM CORPORATION,

                       DOING BUSINESS AS GLAXOSMITHKLINE,

                               GLAXO GROUP LIMITED

                                       AND

                           EPIX PHARMACEUTICALS, INC.

                                DECEMBER 11, 2006

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.


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                        DEVELOPMENT AND LICENSE AGREEMENT

     THIS DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made and entered into as of December 11, 2006, among EPIX Pharmaceuticals, Inc., a Delaware corporation headquartered at 4 Maguire Road, Lexington, MA ("EPIX"), and SMITHKLINE BEECHAM CORPORATION, doing business as GlaxoSmithKline, a Pennsylvania corporation having its principal place of business at One Franklin Plaza, Philadelphia, PA ("SB") and GLAXO GROUP LIMITED, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England ("GGL") (SB and GGL together are referred to herein as "GSK"). EPIX and GSK are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS, EPIX has expertise in in silico modeling of biological receptors and drug discovery and design technologies;

     WHEREAS, EPIX Controls (as defined herein) certain patent rights and know-how rights relating to a compound designated PRX-03140 and certain related compounds;

     WHEREAS, GSK has expertise in pharmaceutical research, Development (as defined herein) and Commercialization (as defined herein);

     WHEREAS, GSK desires to engage in a collaborative effort with EPIX pursuant to which EPIX shall carry out a research and Development program for PRX-03140 and 3 Program Targets (as defined herein) to discover and Develop Candidate Compounds (as defined herein) through to Proof of Concept (as defined herein), and for which EPIX Programs (as defined herein) GSK shall have the exclusive Option (as defined herein), exercisable at GSK's sole discretion, to further Develop and Commercialize Candidate Compounds within each such EPIX Program on an exclusive basis for any and all uses in the Territory (as defined herein), all on the terms and conditions set forth herein;

     WHEREAS, upon exercise by GSK of an Option to an EPIX Program, EPIX desires to grant and will grant to GSK, and GSK desires to obtain and will obtain, an exclusive license in the Territory under this Agreement to make, have made, use, sell, offer for sale, and import certain Licensed Products (as defined herein) throughout the Territory on the terms and conditions set forth herein;

     WHEREAS, GSK intends that rights acquired under this Agreement will be held by SB and GGL in accordance with GSK intercompany intellectual property agreements, effective from time to time, and that payments to EPIX hereunder will be made by either SB or GGL, as appropriate; and

     WHEREAS, contemporaneously with the execution of this Agreement, the Parties have executed a separate Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which GSK shall purchase shares of common stock of EPIX.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

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     NOW, THEREFORE in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

     1.1 "Act" means the United States Food, Drug and Cosmetic Act, as amended.

     1.2 "Additional Back-up Discovery Period" has the meaning set forth in
Section 3.5.5.

     1.3 "Affiliate" of a Party means any Person, whether de jure or de facto, which directly or indirectly is controlled by, controls or is under common control with a Party to this Agreement. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to a Person means (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with the power to direct the management and policies of such entity, provided that if local Law restricts foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Law, be owned by foreign interests.

     1.4 "Agreement" means this Agreement, together with all attachments hereto, as the same may be amended in accordance with Section 15.6.

     1.5 "Back-up Compound" means, with respect to a given EPIX Program, an EPIX Program Compound, other than the Candidate Compound, that meets the Candidate Selection Criteria as determined by the JSC, or that is designated as a Back-up Compound by the JSC, in either case as more fully set forth in Section 3.5. A Back-up Compound may be from the same chemical series as the Candidate Compound or other Back-up Compounds for such EPIX Program. A Back-up compound may be expected to address a known or potential shortcoming of the Candidate Compound it may replace or supplement.

     1.6 "Business Day" or "business day" means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York or London, England are authorized or obligated by applicable Law to close.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.


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     1.7 "Calendar Quarter" means the respective periods of three (3)
consecutive calendar months ending on March 31, June 30, September 30 and December 31.

     1.8 "Calendar Year" means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

     1.9 "Candidate Compound" means an EPIX Program Compound or Back-up Compound that is identified as the lead compound within an EPIX Program and that meets the Candidate Selection Criteria, or that is designated as a Candidate Compound by the JSC, in either case as determined by the JSC as more fully set forth in
Section 3.5.

     1.10 "Candidate Selection Criteria" means the criteria established by the JSC for determining whether to advance an EPIX Program Compound into pre-clinical in vitro and in vivo toxicology or ADME studies and potentially into clinical Development, as such Candidate Selection Criteria may be modified by the JSC. The Candidate Selection Criteria generally will include some or all of the following: (i) [********] characteristics of the compound, (ii) data regarding the [********] and [********] in [********] with defined [********]
(if definable) and [********], (iii) an [********] assessment of potential [********] ([********] inhibition), (iv) [********] assessment of [********]
potential, [********] and [********], (v) the compound's properties regarding [********],[********] and [********] and similar [********] properties, and (vi)
an assessment of the consistency of the [********],[********] and availability of [********].

     1.11 "Chairperson" has the meaning set forth in Section 2.2.1.

     1.12 "Change in Control Event" means a transaction in which EPIX merges, consolidates or effects any other transaction or series of transactions with [********] Company (other than an Affiliate of EPIX) such that the stockholders of EPIX immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, at least [********] of the outstanding voting securities or capital stock of the surviving entity following the closing of such merger or consolidation. As used herein, "[********] Company" means any [********] that, together with its Affiliates, has annual worldwide [********] of [********] or more.

     1.13 "Collaboration" means the Development and Commercialization activities conducted by the Parties pursuant to this Agreement.

     1.14 "Combination Product" means a Licensed Product that includes at least one (1) additional therapeutically active pharmaceutical ingredient other than an EPIX Program Compound or GSK Development Compound. To be a Combination Product, the Licensed Product and all its ingredients (including the drug substance) must be sold together as a single product and invoiced as one (1) product. Except for those drug delivery vehicles, adjuvants or excipients that are recognized by the FDA as active ingredients, drug delivery vehicles, adjuvants, and excipients are hereby deemed not to be "therapeutically active pharmaceutical ingredients," and their presence shall not be deemed to create a Combination Product for purposes of this Section 1.14.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.


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     1.15 "Commercialization" or "Commercialize" means activities directed to commercial-scale manufacturing, obtaining pricing and reimbursement approvals, carrying out Phase IV Trials, marketing, promoting, distributing, importing, exporting, offering for sale or selling a human pharmaceutical product.

     1.16 "Commercially Reasonable Efforts" means, in reference to a Party's obligation to perform or achieve a specified obligation or goal with respect to a particular compound or product, efforts that are comparable in quality and scope to those efforts that are generally used by such Party to perform or achieve a comparable obligation or goal with respect to a pharmaceutical product owned by such Party, which has the same regulatory requirements or status (for example, requires a prescription or is available over-the-counter), is at a comparable stage of development or product life to the relevant compound or product, and that has similar market potential to the relevant compound or product, taking into account relative safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, relevant regulatory circumstances, the anticipated profitability of the relevant compound or product, and other relevant factors, including without limitation, comparative technical, legal, scientific and/or medical factors. Without limiting the foregoing, Commercially Reasonable Efforts require that a
Party: (i) devote appropriate resources and personnel with an appropriate level of education, experience and training for the relevant obligation; (ii) promptly assign responsibility for the relevant obligation to specific employees who are held accountable for progress and monitor such progress on an on-going basis,
(iii) set and consistently seek to achieve specific and meaningful objectives and timelines for carrying out such obligation, and (iv) consistently make and implement decisions and allocate resources designed to advance progress with respect to relevant objectives and timelines.

     1.17 "Competitive Product" has the meaning set forth in Section 7.2.2.

     1.18 "Computational Lead" means a compound with [********] for its target protein that was identified [********] or identified as a result of chemical modifications of compounds identified through [********].

     1.19 "Confidential Information" means all trade secrets, processes, formulae, data, know-how, improvements, inventions, chemical or biological materials, chemical structures, techniques, marketing plans, strategies, customer lists, or other information that has been created, discovered, or developed by a Party, or has otherwise become known to a Party, or to which rights have been assigned to a Party, as well as any other information and materials that are deemed confidential or proprietary to or by a Party (including, without limitation, all information and materials of a Party's customers and any other Third Party and their consultants), in each case that are disclosed by such Party to the other Party, regardless of whether any of the foregoing are marked "confidential" or "proprietary" or communicated to the other by the disclosing Party in oral, written, graphic, or electronic form. For purposes of this Agreement, any know-how that is subject to a license granted hereunder shall be treated as being Confidential Information of both the licensor and the licensee.

     1.20 "Controlled" or "Controls", when used in reference to intellectual property or intellectual property rights, means the legal authority or right of a Party hereto (or any of its

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES
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Affiliates) to grant a license or sublicense of intellectual property rights to another Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

     1.21 "Co-Promotion Option" means the option of EPIX to co-promote with GSK in the United States a Licensed Product resulting from the 5-HT4 Partial Agonist Program, as more fully set forth in Section 6.1.

     1.22 "Development" means pre-clinical and clinical drug development activities reasonably related to the discovery and development of pharmaceutical compounds and submission of information to a Regulatory Authority, including, without limitation, toxicology, pharmacology and other discovery (including but not limited to in silico protein modeling, in silico screening and drug design) and pre-clinical efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including, without limitation, pre- and post-approval studies) and activities relating to obtaining Regulatory Approval but excluding other Commercialization activities. When used as a verb, "Develop" means to engage in Development.

     1.23 "Dollar" or "$" means the lawful currency of the United States.

     1.24 "Effective Date" means the date specified in the initial paragraph of this Agreement.

     1.25 "EMEA" means the European Agency for the Evaluation of Medicinal Products, or any successor agency thereto.

     1.26 "EPIX Development Plan" means with respect to any EPIX Program, a summary of a multi-year plan specifying anticipated Development activities, including those activities described in Section 3.5.1, for the lead EPIX Program Compound and Back-up Compounds within an EPIX Program (including, without limitation, the following anticipated activities or events: a description of the indication targeted, timelines for starting and completing key activities, phasing of Development, primary endpoints, study size, timelines for data preparation and filing of regulatory submissions, toxicology and a plan for selecting appropriate species for toxicology studies, ADME and pharmacology studies and manufacturing process development and [********] for all Development activities). The EPIX Development Plan will include drug design and Development activities that are in keeping with EPIX's current drug design and Development practices, and that are reasonably calculated to result in the discovery and Development of Candidate Compounds and Back-up Compounds which may be progressed through to the PoC Trial Package and may be reasonably expected to meet the PoC Criteria. The EPIX Development Plan will be used to organize and guide EPIX's Development efforts hereunder through the completion of a multi-dose Phase I Trial and completion of the PoC Trial Package for a Candidate Compound.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.


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     1.27 "EPIX Know-How" means all technical information and know-how known to and Controlled by EPIX or its Affiliates as of the Effective Date and during the Term of this Agreement (including, without limitation, all biological, chemical, pharmacological, toxicological, clinical, assay and related know-how and trade secrets, and all manufacturing data, the specifications of ingredients, the manufacturing processes, formulation, specifications, sourcing information, quality control and testing procedures, and related know-how and trade secrets) that is primarily and directly related to and/or reasonably necessary for the manufacture, Development and/or Commercialization of the EPIX Program Compounds, Candidate Compounds, Back-up Compounds, GSK Development Compounds, and/or Licensed Products. For avoidance of doubt, EPIX Know-How does not include the structure of any Program Target or other target, or any in silico technologies used by EPIX in its performance hereunder. EPIX Know-How includes Confidential Information of EPIX under Article 11.

     1.28 "EPIX Patent(s)" means all Patents in the Territory Controlled by EPIX or its Affiliates as of the Effective Date as set forth on Appendix A attached hereto and incorporated herein and any other Patents Controlled by EPIX or its Affiliates during the Term (other than those Patents that are Controlled by EPIX or its Affiliates solely by virtue of a license granted hereunder) that claim or cover the research, Development, manufacture, use, composition of matter, formulation, method of use, import, offer to sell or sale of any Back-up Compounds, Candidate Compounds, EPIX Program Compounds, GSK Development Compounds and/or Licensed Products. EPIX Patents include, without limitation, EPIX's interest in Joint Patents. For avoidance of doubt, EPIX Patent(s) do not include any Patents that claim or cover any in silico technologies used by EPIX in its performance hereunder.

     1.29 "EPIX Program" means a program of drug design, discovery and Development activities to be conducted by EPIX hereunder against Program Targets. The first EPIX Program is the 5-HT4 Partial Agonist Program.

     1.30 "EPIX Program Compound(s)" means compounds, including Candidate Compounds and Back-up Compounds, that meet the following three (3) requirements:
(i) [********] in the same manner as specified in the relevant [********], (ii) have an [********] (as required by the relevant [********]) for the relevant [********] of less than [********] regardless of the stage of development, and
(iii) were [********] in connection with [********] prior to the exercise by GSK of the relevant Option, prior to GSK declining the relevant Option or prior to the JSC's decision to terminate the relevant EPIX Program.

     1.31 "Europe" or EU" means the countries comprising the European Union as it may be constituted from time to time, together with those additional countries included in the European Economic Area as it may be constituted from time to time, and any successors to, or new countries created from, any of the foregoing.

     1.32 "Executive Officers" has the meaning set forth in Section 2.2.2.

     1.33 "FDA" means the U.S. Food and Drug Administration, or any successor agency thereto.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.


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     1.34 "Field" means any use or purpose including, without limitation, the treatment, prevention, or diagnosis of disease or a condition adverse to human health with either or both prescription and over-the-counter medicines.

     1.35 "First Commercial Sale" means, with respect to any Licensed Product, the first sale for which payment has been received for use or consumption by the general public of such Licensed Product in any country in the Territory after Regulatory Approval of such Licensed Product has been granted, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country, excluding registration samples, compassionate use, and use in Phase IV clinical trials. So-called "treatment IND sales" and "named patient sales" shall also not be construed as a First Commercial Sale.

     1.36 "Fourth EPIX Program" has the meaning set forth in Section 3.3.1.

     1.37 "Fourth Program Target" has the meaning set forth in Section 3.3.1.

     1.38 "FTE" means a full-time employee dedicated by EPIX to the EPIX Program or in the case of a less than full-time dedicated employee, a full-time equivalent person year, based upon a total of forty-seven (47) weeks (i.e., one thousand eight hundred eighty (1880) hours) per year of technical work on or directly related to the EPIX Program.

     1.39 "GAAP" means generally accepted accounting principles in the United States.

     1.40 "GSK Commercialization Plan" has the meaning set forth in Section
4.3.1.

     1.41 "GSK Development Compound(s)" means the [********] that are within a [********].

     1.42 "GSK Development Plan" has the meaning set forth in Section 4.3.1.

     1.43 "GSK Development Program" means a program of Development and Commercialization activities to be conducted by GSK hereunder with respect to the EPIX Program Compounds within an EPIX Program for which GSK exercises an Option in accordance with Section 4.1, such EPIX Program Compounds thereafter being referred to as GSK Development Compounds.

     1.44 "GSK Know-How" means all technical information and know-how known to and Controlled by GSK or its Affiliates as of the Effective Date and during the Term (including, without limitation, all biological, chemical, pharmacological, toxicological, clinical, assay and related know-how and trade secrets, and all manufacturing data, the specifications of ingredients, the manufacturing processes, formulation, specifications, sourcing information, quality control and testing procedures, and related know-how and trade secrets) that is primarily and directly related to and/or reasonably necessary for the manufacture, Development and/or Commercialization of the EPIX Program Compounds, Candidate Compounds, Back-up Compounds, GSK Development Compounds and/or Licensed Products. For avoidance of doubt,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES
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GSK Know-How does not include any information or know-how of [********] as a target or generated by GSK prior to or after the Effective Date relating to [********]. GSK Know-How includes Confidential Information of GSK under Article 11.

     1.45 "GSK Patent(s)" means all Patents in the Territory Controlled by GSK or its Affiliates as of the Effective Date and any other Patents Controlled by GSK or its Affiliates during the Term (other than those Patents that are Controlled by GSK or its Affiliates solely by virtue of a license granted hereunder) that claim or cover the research, Development, manufacture, use, composition of matter, formulation, method of use, import, offer to sell or sale of any Back-up Compounds, Candidate Compounds, EPIX Program Compounds, GSK Development Compounds and/or Licensed Products. GSK Patents include, without limitation, GSK's interest in Joint Patents.

     1.46 "IFRS" means the International Financial Reporting Standards.

     1.47 "IND" means any Investigational New Drug Application, as defined in the Act, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. (such as a CTA in the European Union).

     1.48 "Indemnification Claim" has the meaning set forth in Section 12.3.

     1.49 "Indemnitee" has the meaning set forth in Section 12.3.

     1.50 "Indemnitor" has the meaning set forth in Section 12.3.

     1.51 "Joint Invention" has the meaning set forth in Section 10.1.

     1.52 "Joint Patent(s)" has the meaning set forth in Section 10.1.

     1.53 "Joint Steering Committee" or "JSC" means the joint committee established by the Parties under Section 2.2 charged with oversight of the Collaboration.

     1.54 "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

     1.55 "Licensed Product" means any pharmaceutical product containing [********], or [********], as the case may be, or any metabolic precursors or prodrugs, isomers, metabolites, hydrates, anhydrides, solvates, salt forms, free acids or bases, esters, amides, ethers, complexes, conjugates or polymorphs of such [********], or [********], in all forms, presentations, formulations and dosage forms.

     1.56 "Losses and Claims" has the meaning set forth in Section 12.1.

     1.57 "MAA" means marketing authorization application filed with the EMEA or Regulatory Authority in Europe.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES
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     1.58 "MAA Filing" means receipt by GSK of written notice of acceptance by the EMEA of an MAA for filing under the centralized European procedure. If the centralized EMEA filing procedure is not used, MAA Filing shall be deemed to be achieved, for purposes of Section 8.2.2, upon the acceptance of a marketing authorization application with the Regulatory Authority in a Major EU Country.

     1.59 "Major EU Country" means each of the [********].

     1.60 "Major Market Country" means each of the Major EU Countries and each of the following countries: [********].

     1.61 "NDA" means a New Drug Application filed with the FDA required for marketing approval for the applicable Licensed Product in the U.S.

     1.62 "NDA Approval" means the approval of an NDA by the FDA for the applicable Licensed Product in the U.S.

     1.63 "NDA Filing" means receipt by GSK of written notice of acceptance by the FDA of the filing of an NDA for the applicable Licensed Product.

     1.64 "Net Sales" shall mean, with respect to any Licensed Product, the gross invoiced sales price of such Licensed Product sold by either (i) GSK, its Affiliates or Sublicensees or (ii), as the case requires, EPIX, its Affiliates or Sublicensees (in each case, the "Selling Party"), under this Agreement in arm's length sales to Third Parties, less deductions allowed to the Third Party customer by the Selling Party, to the extent actually taken by such Third Party customer, on such sales of such Licensed Product for:

          (a) customary [********]; provided however, that where any such [********] is based on sales of a [********] in which such Licensed Product is included, the [********] shall be allocated to such Licensed Product on a [********] basis based on the [********] (i.e., the [********] multiplied by the [********]) of the Licensed Product relative to the [********] contributed by the other [********] in the [********], with respect to such sale;

          (b) customary and reasonable [********] (including those to managed-care entities and government agencies, including those in respect of any state or federal Medicare, Medicaid or similar programs), and [********] to customers on account of [********] (including, but not limited to, [********]) or on account of [********] affecting such Licensed Product;

          (c) freight, postage and duties, and [********] relating to such Licensed Product, including [********] relating thereto;

          (d) sales (such as [********] or its equivalent) and excise taxes, other consumption taxes, customs duties and compulsory payments to governmental authorities and any other governmental charges imposed upon the importation, use or sale of such Licensed Product to Third Parties (excluding any taxes paid on the income from such sales) to the extent

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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the Selling Party is not otherwise entitled to a credit or a refund for such taxes, duties or payments made; and

          (e) the [********] of: (i) [********] of the aggregate [********] or
[********] on sales of a Licensed Product in the relevant country or (ii) the [********] of any [********] relating to such sales during the period in which a Party has the obligation to pay a royalty under this Agreement.

Sales between GSK or EPIX and their respective Affiliates or Sublicensees shall be excluded from the computation of Net Sales and no payments will be payable on such sales, except where such Affiliates or Sublicensees are end-users, in which case such sales shall be included in the computation of Net Sales and the Net Sales therefrom shall be equal to the Net Sales resulting from arm's-length sales of the same product to Third Parties in similar quantities. In addition, Licensed Product provided free of charge to patients as samples or for compassionate use or clinical trials will not be included in Net Sales.

     For purposes of determining royalties and sales milestones payable on Combination Products, Net Sales will be calculated as follows, in each calendar quarter:

          (i) If all therapeutically active pharmaceutical ingredients comprising the Combination Product are marketed and sold separately in commercially relevant quantities in a calendar quarter and the Net Selling Price (as defined below) for each such therapeutically active pharmaceutical ingredients can be separately determined for such quarter, Net Sales of each Combination Product for determining the royalty payment and sales milestones payable with respect to such Combination Product shall be calculated by [********] of the single therapeutically active pharmaceutical ingredient in the Licensed Product contained in the Combination Product sold during the relevant payment period and B is the Net Selling Price of the other single therapeutically active pharmaceutical ingredient contained in the Combination Product sold during such payment period. All Net Selling Prices of the therapeutically active pharmaceutical ingredients in the Combination Product shall be calculated as the [********] of the prices (in effect with respect to the period for which royalties and sales milestones are being calculated hereunder) in effect in the countries representing the top [********] of the Combination Product sales (the "Market Basket"). "Net Selling Price" means the gross price at which a product is sold to a third party after discounts, deductions, credits, taxes and allowances.

          (ii) If either A or B (but not both) cannot be determined because separate sales in commercially relevant quantities of either the therapeutically active pharmaceutical ingredient(s) other than the Licensed Product or the Licensed Product have not occurred in the applicable calendar quarter in which the sale of Combination Product was made or if the Net Selling Price for either the therapeutically active pharmaceutical ingredient(s) other than the Licensed Product or the Licensed Product cannot be determined for a calendar quarter, then the Net Sales of the Combination Product in such country for determining the royalty payment and sales milestones payable with respect to such Combination Product for such period shall be calculated by [********], as applicable: (a) [********] minus the result of [********], in which X is the [********] in the [********] of the therapeutically active pharmaceutical ingredient(s) other

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than the Licensed Product and Y is the [********] in the [********] of the
Combination Product sold in the applicable period, or (b) the quotient of [********], in which X is the [********] in the [********] of the Licensed Product and Y is the [********] in the [********] of the Combination Product sold in the period in question.

          (iii) If: (a) neither of the therapeutically active pharmaceutical ingredients of a Combination Product are sold separately in commercially relevant quantities during a particular payment period, or (b) a [********] has [********] or more therapeutically active pharmaceutical ingredients in addition to the Licensed Product, then, in any such case, the Parties will meet and negotiate an appropriate method for [********] resulting from sales of such Combination Product, taking into account the [********] each therapeutically active pharmaceutical ingredient makes to the [********] of such Combination Product.

     1.65 "Option" has the meaning set forth in Section 4.1.

     1.66 "Option Period" has the meaning set forth in Section 4.1.

     1.67 "Option Period Extension" has the meaning set forth in Section 4.1.1.

     1.68 "Payor" has the meaning set forth in Section 8.12.

     1.69 "Payee" has the meaning set forth in Section 8.12.

     1.70 "Patents" means patents and patent applications and (a) any foreign counterparts thereof, (b) all divisionals, continuations, continuations-in-part thereof or any other patent application claiming priority directly or indirectly to (i) any such specified patents or patent applications or (ii) any patent or patent application from which such specified patents or patent applications claim direct or indirect priority, and (c) all patents issuing on any of the foregoing, and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof.

     1.71 "Person" means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association or other entity.

     1.72 "Phase I Trial" means a human clinical trial of a compound, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, as described in 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country. For purposes of this Agreement, "start of Phase I Trial" means the dosing of the first human with the first dose in a Phase I Trial.

     1.73 "Phase II Trial" means a human clinical trial of a compound in any country that would satisfy the requirements of 21 C.F.R. 312.21(b) and is intended to explore a variety of doses, dose response, and duration of effect, and to generate initial evidence of clinical safety and activity in a target patient population. For purposes of this Agreement, "start of Phase II Trial" means the dosing of the first human patient with the first dose in a Phase II Trial.

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     1.74 "Phase III Trial" means a human clinical trial of a compound, performed after preliminary evidence of suggesting effectiveness of the compound has been obtained, conducted for inclusion in: (i) that portion of an FDA submission and approval process which provides for the continued trials of a product on sufficient numbers of human patients to confirm with statistical significance the safety and efficacy of a product sufficient to support a Regulatory Approval for the proposed indication, as more fully described in 21 C.F.R. 312.21(c), or (ii) equivalent Regulatory Filings with similar requirements in a country other than the United States. For purposes of this Agreement, "start of Phase III Trial" means the dosing of the first human patient with the first dose in a Phase III Trial.

     1.75 "Phase IV Trial" means a human clinical trial for a Licensed Product commenced after receipt of Regulatory Approval in the country for which such trial is being conducted and that is conducted within the parameters of the Regulatory Approval for the Licensed Product. Phase IV Trials may include, without limitation, epidemiological studies, modeling and pharmacoeconomic studies, investigator sponsored clinical trials of Licensed Product and post-marketing surveillance studies.

     1.76 "PoC Trial Package" has the meaning set forth in Section 3.6.

     1.77 "Program Target" means a G-Protein Coupled Receptor designated, as set forth herein, to be the target of the activities of an EPIX Program with the goal of modulating such G-Protein Coupled Receptor in a specific manner [********] as further described in the Candidate Selection Criteria pertaining to such Program Target.

     1.78 "Proof of Concept" or "PoC" means the stage of development at which a Candidate Compound has completed the PoC Trial Package.

     1.79 "Proof of Concept Criteria" or "PoC Criteria" means criteria established [********] for a particular Candidate Compound that will be used by GSK after completion of the [********] to determine if the Candidate Compound demonstrates a [********] in treating the applicable disorder. The PoC Criteria may include some or all of the following criteria: (a) the [********] and relevant [********] and [********] for the PoC Trial in such a manner that, following the PoC Trial, a determination can reasonably be made as to whether such [********] have been met; (b) a [********] that is reasonably representative of the [********] for a single indication; (c) appropriate and validated (if available) [********]; (d) PoC Trial dose(s) administered in a dosage form in a PoC Trial which is/are (i) appropriate for a Phase II Trial and as to which there is no [********] which would prevent the Candidate Compound from being Developed into a commercializable dosage formulation and (ii) that may show initial evidence of [********] with a reasonable [********] in view of relevant clinical and regulatory considerations; (e) a drug substance which is in a salt or other chemical form as to which there is no known impediment which would prevent the Candidate Compound from being Developed into a commercializable dosage formulation; and (f) other criteria [********] with regard to ancillary preclinical and clinical trials or the manufacturing, formulation and toxicology work included in the PoC Trial Package as further detailed in Section 3.6 and, by way of example, [********].

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     1.80 "PoC Trial Report" has the meaning set forth in Section 3.7.

     1.81 "Proof of Concept Trial" or "PoC Trial" means a Phase II Trial for a particular Candidate Compound that meets the requirements of 21 C.F.R. Section 312.21(b) that is included within the PoC Trial Package and shall be reasonably designed to satisfy the PoC Criteria. A PoC Trial shall be designed to be reasonably in keeping with industry practices in terms of number of participants, number of sites, duration of the trial, number of arms in the trial, and total anticipated cost of the trial, in each case, as compared to the [********] for products being tested for the same indication and a similar target population.

     1.82 "Project Leader(s)" has the meaning set forth in Section 2.3.

     1.83 "Regulatory Approvals" means, with respect to any Licensed Product in any jurisdiction, all approvals from any Regulatory Authority necessary for the sale of the Licensed Product in such jurisdiction in accordance with applicable Laws, including receipt of pricing and reimbursement approvals, where required.

     1.84 "Regulatory Authority" means any national or supranational governmental authority, including, without limitation, the FDA, EMEA or Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto), that has responsibility in countries in the Territory over the Development and/or Commercialization of an EPIX Program Compound, a GSK Development Compound or a Licensed Product.

     1.85 "Regulatory Filings" means all regulatory applications, filings, approvals and associated correspondence required to Develop, manufacture, market, sell and import Licensed Products in, or into, each country or jurisdiction in the Territory.

     1.86 "Research Exclusivity Period" has the meaning set forth in Section 7.1.1.

     1.87 "Research Term" means the [********] period commencing with the Effective Date, as such Research Term may be extended as provided in Section
3.4.1 and Section 3.8.1.

     1.88 "Returned Compounds and Products" shall mean all EPIX Program Compounds, GSK Development Compounds and Licensed Products that are included within: (i) an EPIX Program with respect to which GSK elects not or fails to exercise its Option as described in Section 4.1.4; (ii) an EPIX Program that is terminated by the JSC as described in Section 4.1.4; (iii) a terminated EPIX Program or an EPIX Program that becomes a GSK Development Program and is subsequently terminated by GSK, in each case, as described in Section 13.5.1(b)(iv); (iv) a GSK Development Program that GSK terminates in a region as specified in Section 13.3.3; or (v) an EPIX Program, GSK Development Program, or Licensed Product at the time the Agreement is terminated as described in Section 13.5.1(a)(iii).

     1.89 "Royalty Term" with respect to a Licensed Product means the period commencing on the First Commercial Sale of such Licensed Product in a country until the later of (i) twelve (12) years after the First Commercial Sale of such Licensed Product in such country; and (ii) the expiration or termination of the last to expire patent in such country within

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the EPIX Patents with a Valid Claim claiming the manufacture, use, sale, offer to sell, export, import or other Commercialization of such Licensed Product in such country.

     1.90 "Second EPIX Program" has the meaning set forth in Section 3.3.1.

     1.91 "Sublicense" means the written agreement pursuant to which a Third Party became a Sublicensee.

     1.92 "Sublicensee" means any Third Party granted a sublicense by GSK of any of the rights licensed to GSK by EPIX under Section 5.1. For avoidance of doubt, a "Sublicensee" shall include a Third Party to whom GSK has granted the right to promote or distribute a Licensed Product if such Third Party is principally responsible for marketing and promotion of such Licensed Product within a particular country or territory. "Sublicensee" shall also include the party to a further sublicense as set forth in Section 5.2(b)(vi). "Sublicensee" shall also include a Third Party granted a sublicense by EPIX of any of the rights granted to it by GSK hereunder.

     1.93 "Surviving Sublicensee" has the meaning set forth in Section
5.2(b)(v).

     1.94 "Term" has the meaning set forth in Section 13.1.4.

     1.95 "Territory" means any country in the world.

     1.96 "Third EPIX Program" has the meaning set forth in Section 3.3.1.

     1.97 "Third Party" means any Person other than GSK, EPIX and their respective Affiliates.

     1.98 "Transfer License" has the meaning set forth in Section 13.5.1(c)(ii).

     1.99 "United States" or "U.S." means the United States of America and all its territories and possessions.

     1.100 "Valid Claim" means a claim within an issued United States or foreign patent that has not expired, lapsed, or been cancelled or abandoned, and that has not been dedicated to the public, disclaimed, or held unenforceable, invalid, or been cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including without limitation, through opposition, reexamination, reissue or disclaimer.

     1.101 "Value Added Tax (VAT) & Indirect Taxes" means the tax imposed by the Sixth Council Directive of the European Community (77/388/EEC) and any national legislation implementing that directive together with legislation supplemental thereto or other tax of a similar nature, including sales taxes, and excise duties imposed elsewhere instead of or in addition to value added tax.

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     1.102 "5-HT4 Partial Agonist Program" means EPIX's program to develop a partial agonist to the 5-HT4 receptor.

                                    ARTICLE 2

                 COLLABORATION OVERVIEW; GOVERNANCE; DEVELOPMENT

     2.1 Goals of the Collaboration. Pursuant to this Agreement, EPIX will use Commercially Reasonable Efforts to conduct the EPIX Programs with the goal of bringing [********] from each EPIX Program to Proof of Concept and making each such Candidate Compound (together with [********] at Candidate Compound stage and all other EPIX Program Compounds) available to GSK under an exclusive license as further provided in Article 5. If GSK exercises an Option to any such EPIX Program at PoC in accordance with Section 4.1, such EPIX Program shall be further Developed and Commercialized by GSK as set forth herein. Any Licensed Product Developed and successfully Commercialized shall be marketed and sold by GSK, its Affiliates and Sublicensees, and GSK shall pay milestones and royalties to EPIX in connection therewith in accordance with Article 8. EPIX shall have an option to undertake co-promotion activities with respect to any Licensed Product that incorporates a GSK Development Compound from the 5-HT4 Partial Agonist Program as and to the extent set forth in Article 6.

          2.1.1 General. Generally, except as otherwise expressly provided herein, EPIX shall be [********] and shall [********] all research and Development activities, and shall be [********] associated therewith, with respect to the EPIX Programs and EPIX Program Compounds prior to exercise by GSK of its Option with respect to any such EPIX Program and EPIX Program Compounds; provided, that EPIX shall undertake all such Development activities with the objective of Developing EPIX Program Compounds that meet the Candidate Selection Criteria and PoC Criteria. EPIX shall have the right to engage Third Parties as subcontractors to conduct certain Development activities to be undertaken pursuant to the EPIX Development Plan, as further provided in Section 3.2.6. Generally, except as otherwise expressly provided herein, GSK shall be [********] for and [********] all Development and Commercialization activities, and shall be [********] associated therewith, with respect to those GSK Development Compounds and Licensed Products for which GSK has exercised its Option.

     2.2 Joint Steering Committee. As soon as practicable after the Effective Date, the Parties shall establish the JSC to oversee the Collaboration and to make certain decisions regarding the Development activities of EPIX during the Research Term as set forth herein. More specifically, the JSC shall have review and oversight responsibilities for all research and Development activities performed by EPIX with respect to each EPIX Program prior to the exercise of an Option by GSK. The JSC shall monitor and have access to information, as provided for herein, with respect to the activities to be conducted by each Party under the Collaboration. The JSC shall also provide a forum for sharing advice, progress and results relating to such activities and shall attempt to facilitate the resolution of disputes between the Parties should any arise. More specifically, the JSC shall:

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     (a) [********] the second and third [********] (and any [********]
     identified as [********] for either such [********]). The Parties acknowledge that the [********] has been identified by the Parties as of the Effective Date;

     (b) review, approve and modify the Candidate Selection Criteria;

     (c) review the progress of discovering Back-up Compounds, with the objective of the Back-up Compounds meeting Candidate Selection Criteria, as such Candidate Selection Criteria may be modified by the JSC;

     (d) review, provide comments relating to, and approve each EPIX Development Plan to ensure that the EPIX Development Plan is reasonably designed to meet the objectives of Developing EPIX Program Compounds that meet the Candidate Selection Criteria and PoC Criteria;

     (e) review and provide advice regarding the overall progress of EPIX's efforts to discover, identify, optimize and Develop EPIX Program Compounds in accordance with the Candidate Selection Criteria and each EPIX Development Plan;

     (f) for each EPIX Program Compound, determine if the Candidate Selection Criteria have been met as further described in Section 3.5.2;

     (g) review the Proof of Concept Criteria and provide comments as provided in Section 3.6;

     (h) review, provide comments and approve the Proof of Concept Trial Package as provided in Section 3.6;

     (i) approve [********] of Development by EPIX of any EPIX Program;

     (j) approve substitution of any Program Targets in accordance with Section 3.3.3; and

     (k) review the overall progress of the GSK Development Programs and GSK Commercialization Plans.

The JSC shall have access to all EPIX Development Plans and GSK Development Plans and GSK Commercialization Plans and shall be briefed by the Parties regarding the content, execution and results achieved by the respective Parties thereunder. Each Party, through its representatives on the JSC, shall be permitted to provide advice and commentary with respect to the EPIX Development Plans and GSK Development Plans and GSK Commercialization Plans. As provided in
Section 3.2, EPIX shall take such advice and commentary into good faith consideration and shall [********] the EPIX Development Plan in accordance with the recommendations of the JSC if the changes are necessary to enable the Development of EPIX Program Compounds that meet the Candidate Selection Criteria and PoC Criteria.

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Notwithstanding anything to the contrary herein, the JSC shall have no decision-making authority in any respect over any aspect of GSK's Development or Commercialization of GSK Development Compounds after [********].

          2.2.1 Membership. The JSC shall be comprised of three (3) employees each from GSK and EPIX or such number as the Parties may agree and shall meet quarterly, or more or less often as they shall determine, in person, by teleconference or video-teleconference. In-person meetings shall alternate between EPIX and GSK locations within the U.S. whenever possible unless otherwise agreed by the Parties. The first such meeting shall be within sixty
(60) days after the Effective Date. Any member of the JSC may designate a substitute to attend with prior written notice to the other Party. There will be an annually rotating chairperson (the "Chairperson") during the Research Term with the first Chairperson to be designated by EPIX. After the conclusion of the Research Term, for the remainder of the Term, the JSC shall be chaired by a GSK representative. The Chairperson shall designate a secretary for the JSC to be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting thereafter. Ad hoc guests who are subject to written confidentiality obligations commensurate in scope to the provisions in Article 11 hereof may be invited to the JSC meetings. The JSC may set up any sub-committees, at its discretion, to oversee any specific aspects of the Development activities (e.g., a sub-committee may be formed to discuss and plan each Proof of Concept Trial Package). Each Party may replace its JSC members with other of its employees, at any time, upon written notice to the other Party.

          2.2.2 Decision-Making; Limitations of JSC. Except as otherwise expressly provided herein, decisions of the JSC shall be made by consensus, with each Party having collectively one (1) vote in all decisions. The JSC shall have only such powers as are specifically delegated to it in this Agreement and such powers shall be subject to the terms and conditions set forth herein. Without limiting the generality of the foregoing, the JSC shall have (i) no power to amend this Agreement; (ii) no decision-making authority with regard to the [********], other than as set forth in Section 3.6; and (iii) no decision-making authority over [********] and [********] activities [********] of [********] to an EPIX Program. In the event that the JSC is unable to reach a consensus decision on a matter which is within its decision-making authority within thirty
(30) days after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Chief Executive Officer of EPIX, or such other person holding a similar position designated by EPIX from time to time, and the Senior Vice President of the Center of Excellence for External Drug Discovery ("CEEDD") of GSK if the matter relates to an EPIX Program or to the Chairman, R&D of GSK if the matter relates to a GSK Development Program, or such other person holding a similar position designated by GSK from time to time (collectively, the "Executive Officers"), for resolution. The Executive Officers shall meet promptly to discuss the matter submitted and to determine a resolution. If the Executive Officers are unable to resolve the dispute, except as otherwise provided in Section 3.5.2 (where an independent expert is to be specified to be used to resolve disputes) or if the matter is one over which GSK has sole discretion (for example, all issues involving [********] activities and issues relating to

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establishment of the [********] and [********], as in [********]), the matter will be resolved through arbitration under Section 14.2.

          2.2.3 Minutes. The Chairperson shall designate a secretary of the JSC who will be responsible for preparing and circulating minutes within fifteen
(15) days after each meeting of the JSC setting forth, inter alia, a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC. Such minutes shall be effective only after being approved by both Parties. Definitive minutes of all JSC meetings shall be finalized no later than thirty (30) days after the meeting to which the minutes pertain.

          2.2.4 Creation of Patent Subcommittee. Promptly after the Effective Date, the JSC shall establish a Patent Subcommittee of the JSC (the "Patent Subcommittee"). The Patent Subcommittee shall be comprised of an equal number of representatives from each of EPIX and GSK. The Patent Subcommittee will report to the JSC and will be responsible for the coordination of the Parties' efforts in accordance with the provisions set forth in Article 10 of this Agreement, including the review and filing of patent applications and assessments of inventorship of inventions created during the Term. In the event of a dispute within the Patent Subcommittee, such matter shall be submitted to the JSC for resolution.

     2.3 Project Leaders/Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual (other than an existing member of the JSC) to act as the project leader/alliance manager for such Party (each, a "Project Leader"). Each Project Leader shall thereafter be permitted to attend meetings of the JSC as a nonvoting observer, subject to the confidentiality provisions of Article 11. The Project Leaders shall be the primary point of contact for the Parties regarding the Collaboration activities contemplated by this Agreement and shall facilitate communication regarding all activities hereunder. The name and contact information for such Project Leader, as well as any replacement(s) chosen by EPIX or GSK, in their sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section
15.2 of this Agreement.

                                    ARTICLE 3

              EPIX PROGRAMS; CANDIDATE COMPOUNDS; PROOF OF CONCEPT

     3.1 EPIX Development Efforts. During the Research Term, EPIX, at [********] (except as expressly set forth herein, for example in Section 3.5.5), will use Commercially Reasonable Efforts to research and Develop compounds that are intended to meet specific Candidate Selection Criteria through to the completion of a PoC Trial Package for the lead Candidate Compound within each EPIX Program. Without limiting the foregoing, EPIX will use Commercially Reasonable Efforts to perform the activities set forth in the EPIX Development Plans and will dedicate to each EPIX Program appropriate resources and personnel with an appropriate level of education, experience and training in order to achieve the objectives of each

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EPIX Program. EPIX will use Commercially Reasonable Efforts to perform the
Development activities in each EPIX Development Plan in accordance with sound scientific principles and practices, in accordance with the requirements of this Agreement and the requirements of applicable Law. During the Research Term, EPIX's Development activities under this Agreement will be focused on four (4) EPIX Programs: the 5-HT4 Partial Agonist Program and three (3) additional EPIX Programs against specified Program Targets selected in accordance with Section
3.3. For each EPIX Program, EPIX will use Commercially Reasonable Efforts to identify [********] and [********] that meet the Candidate Selection Criteria. EPIX's Development efforts will be conducted in accordance with the requirements of Section 3.2.

     3.2 EPIX Development Generally.

          3.2.1 Development Plan. Within sixty (60) days after the JSC determination of the Candidate Selection Criteria for a particular EPIX Program, EPIX will develop a Development Plan for that EPIX Program. The JSC shall provide any comments to the EPIX Development Plan to EPIX within thirty (30) days of receipt of the EPIX Development Plan. EPIX shall take all such comments into good faith consideration and [********]. Each EPIX Development Plan will be devised to lead to the identification of compounds that meet the Candidate Selection Criteria and that are suitable for further Development and Commercialization. EPIX will periodically provide the JSC with any significant updates and revisions to each EPIX Development Plan for the JSC's review and approval. [********] all suggestions of the JSC into an EPIX Development Plan to [********] the Development of EPIX Program Compounds that meet the Candidate Selection Criteria and PoC Criteria.

          3.2.2 Development Reports. EPIX will provide the JSC with written development reports or presentations at JSC meetings. Each report or presentation shall present [********] of the Development activities accomplished by EPIX through the end of such Calendar Quarter, including a summary of significant results, information and data generated, any significant revisions to the EPIX Development Plan going forward, significant challenges anticipated and updates regarding significant intellectual property issues relating to each EPIX Program Compound. Upon request by the JSC, EPIX shall provide the JSC with summaries of clinical protocols, investigator brochures, non-clinical protocols and reports (including activities relating to CMC), regulatory submissions and correspondence from Regulatory Authorities with respect to EPIX Program Compounds.

          3.2.3 Records. EPIX shall, and shall require its contractors and Sublicensees, to maintain, complete and accurate records of all work conducted in furtherance of the Development of EPIX Program Compounds and all results, data and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

          3.2.4 Development Responsibilities and Costs. Except as otherwise expressly set forth herein, including, for example, Section 3.6, EPIX shall have [********], and shall [********] the [********] conducting, all Development activities set forth in each EPIX

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Development Plan and for each PoC Trial Package. EPIX shall conduct all such
Development activities in compliance with all material applicable legal and regulatory requirements, including, without limitation, all legal and regulatory requirements pertaining to the design and conduct of clinical studies.

          3.2.5 Regulatory Responsibilities and Costs. EPIX shall prepare, file, maintain and own all Regulatory Filings relating to each EPIX Program and all EPIX Program Compounds, subject to [********] of such Regulatory Filings upon exercise of an Option for an EPIX Program as provided in Section 4.3.5. Upon request, EPIX will provide the JSC with copies of all Regulatory Filings and related, material correspondence submitted to Regulatory Authorities or received from Regulatory Authorities with respect to EPIX Programs and EPIX Program Compounds. EPIX shall prepare all Regulatory Filings and related submissions with respect to the EPIX Programs and the EPIX Program Compounds prior to GSK's exercise of any Option for an EPIX Program and shall bear the cost of such preparation.

          3.2.6 Subcontracting. EPIX may perform any activities in support of its Development of EPIX Program Compounds through subcontracting to a Third Party contractor or contract service organization, provided that: (a) none of the rights of GSK hereunder are adversely affected as a result of such subcontracting; (b) any such Third Party subcontractor to whom EPIX discloses Confidential Information of GSK shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such GSK Confidential Information that are no less restrictive than the obligations in this Agreement; (c) EPIX will obligate such Third Party to agree in writing to assign or license (with the right to grant sublicenses) to EPIX any inventions (and patent rights covering such inventions) made by such Third Party in performing such services for EPIX that are necessary to the Development or Commercialization of EPIX Program Compounds; (d) EPIX shall at all times be responsible for the performance of such subcontractor; (e) EPIX shall not subcontract the performance of [********] activities; and (f) EPIX shall not subcontract the conduct of clinical trials to be conducted for any of the EPIX Programs, except through use of contract research organizations approved by the JSC. The Parties agree to cooperate during the Research Term in identifying and implementing opportunities to reduce the costs incurred by EPIX in the conduct of the EPIX Programs, including the potential [********] and [********].

          3.2.7 Reporting; Confidential Information. Without limiting the obligations of the Parties under Article 11, all proprietary and confidential information received or obtained by GSK from EPIX (directly or through the JSC) under this Article 3, including EPIX Know-How, shall be treated as EPIX Confidential Information hereunder.

     3.3 Program Targets.

          3.3.1 Selection of Program Targets. The Parties acknowledge that the first Program Target for the Collaboration is the 5-HT4 receptor that has been the target of the 5-HT4 Partial Agonist Program. The Parties acknowledge that the 5-HT4 Partial Agonist Program shall be the first EPIX Program (sometimes referred to as the "EPIX 5-HT4 Program"). The second Program Target is [********] (the corresponding EPIX Program is the "Second EPIX Program").

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Within [********] following the Effective Date, the JSC shall select the third
Program Target (the corresponding EPIX Program is the "Third EPIX Program"). Within [********] following the Effective Date, GSK [********] after consultation with EPIX, will select the Fourth Program Target (the "Fourth Program Target" and the corresponding EPIX Program is the "Fourth EPIX Program"). If EPIX can demonstrate [********] that EPIX is (i) [********] in silico receptor modeling, in silico drug design or screening, biology, chemistry or Development efforts targeting a particular biological receptor; [********]
(ii) [********] with a Third Party towards an agreement that would [********] to grant rights hereunder to GSK or otherwise to perform hereunder, for example, with respect to rights in any compounds that [********] (iii) already is [********] to such [********], in each case, at the time of such designation by GSK, then such biological receptor shall [********]. Under such circumstances, EPIX shall promptly provide such written documentation to a neutral third party, identified jointly by the Parties, who will review such documentation and determine whether this exception applies.

          3.3.2 Establishment of Candidate Selection Criteria. Within sixty (60) days following selection of a Program Target for each EPIX Program other than the EPIX 5-HT4 Program, [********] shall develop Candidate Selection Criteria to be used to evaluate the EPIX Program Compounds identified and developed by EPIX in EPIX Programs. The Candidate Selection Criteria are subject to revision by [********]. The Candidate Selection Criteria may include several specific criteria, and will identify for each such criterion a level, or range, of results which shall be deemed to be acceptable, and for the various criteria, those that are essential, and those that are desirable, in each case for determining whether a compound satisfies the Candidate Selection Criteria. The Candidate Selection Criteria shall be documented with sufficient specificity and clarity to enable [********] whether a particular compound meets such criteria. If the JSC cannot agree on Candidate Selection Criteria for any EPIX Program, then the matter will be referred to the Senior Vice President of the CEEDD of GSK and the CEO of EPIX for resolution.

          3.3.3 Substitution of Program Targets. If the JSC approves [********] of Development by EPIX of either the Second EPIX Program or the Third EPIX Program during the first [********] following initiation of Development efforts for the Second EPIX Program or the Third EPIX Program, as applicable, then a new Program Target will be selected by the JSC and a new EPIX Program will be initiated against that new Program Target. No such substitution shall be available for: (i) the [********], (ii) an EPIX Program if an EPIX Program Compound from such EPIX Program has been tested in a human or (iii) the [********]. [********] substitute Program Target shall be selected for any single EPIX Program for which the right of substitution described in this
Section 3.3.3 is applicable, unless otherwise mutually agreed by the Parties.

     3.4 Commencement of EPIX Development Activities.

          3.4.1 Commencement of Development Activities. EPIX shall commence Development efforts for the Second EPIX Program and the Third EPIX Program as soon as reasonably practicable but no later than [********] after receipt by EPIX of any comments from the JSC regarding the EPIX Development Plan. EPIX shall commence Development efforts for

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the Fourth EPIX Program as soon as reasonably practicable but no later than
[********] after the Effective Date. If EPIX fails to commence Development of any EPIX Program as set forth above, any [********] shall be [********] of the Research Term for that EPIX Program, as provided in Section 3.8. EPIX shall provide written notice to GSK promptly after commencing Development efforts on each EPIX Program. The Parties hereby confirm that EPIX has initiated research activities for the Second EPIX Program on the Effective Date.

          3.4.2 GSK Consultation. GSK will act in a consultative manner as requested by EPIX and, on occasion, may perform, or assist in the performance, of activities in an EPIX Development Plan, all as and to the extent agreed upon by the Parties in their sole discretion.

     3.5 Selection of Candidate Compounds; Selection of Back-up Compounds.

          3.5.1. General; EPIX Development Efforts. EPIX Development efforts will generally begin with [********], in silico drug discovery and design efforts, the generation of Computational Leads, the synthesis of early development compounds and the testing of such compounds in in vitro assays, and using other analytical and evaluative tools and methods, to generate the data required to evaluate such compounds against the Candidate Selection Criteria. EPIX will use Commercially Reasonable Efforts to produce at least [********] for each EPIX Program that satisfies the Candidate Selection Criteria, or that is sufficiently promising that the JSC designates such compound as the Candidate Compound for such EPIX Program (in either case, as applicable, such compound is the "Candidate Compound" for such EPIX Program). For each EPIX Program, EPIX will also use Commercially Reasonable Efforts to discover [********] prior to the initiation of the first Phase I Trial with a Candidate Compound for such EPIX Program; provided that EPIX shall [********] the initiation of any such Phase I Trial solely for purposes of first discovering a Back-up Compound.

          3.5.2 Notification of Candidate Compounds; JSC Review. EPIX will notify the JSC upon the discovery of a Candidate Compound or Back-up Compound and will provide the JSC with [********] that the EPIX Program Compound has met the Candidate Selection Criteria for that EPIX Program. The JSC may request [********] from EPIX to determine whether the EPIX Program Compound has met the Candidate Selection Criteria or whether it is otherwise [********] as a Candidate Compound, and EPIX shall promptly provide the JSC with [********] in EPIX's possession and control, and EPIX will use Commercially Reasonable Efforts to obtain any such [********] that is not within its possession or control to provide to the JSC; provided, however, that EPIX shall not be required to generate [********] for these purposes. The JSC shall have a period of sixty
(60) days following the receipt of notice from EPIX and all requested data to notify EPIX in writing whether it agrees with EPIX's designation of a compound as a Candidate Compound or Back-up Compound. If there is a dispute regarding the decision of the JSC, then GSK shall advise EPIX of the basis for its position within such sixty (60) day period. If GSK does not notify EPIX of a dispute within such sixty (60) day period, then such EPIX Program Compound will be considered a Candidate Compound or Back-up Compound, as applicable, for the purposes of this Agreement. In case of a dispute that cannot be resolved by the JSC, the matter will be referred to the Senior Vice President of the CEEDD of GSK and the CEO of EPIX for resolution. If such matter cannot be so resolved by the two (2) executives

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within thirty (30) days, then the matter shall be referred to an independent expert who will be appointed by the Parties and act as an expert (and not an arbitrator), and such expert's decision will be final and binding upon the Parties. The Parties will share the cost and expenses of engaging such expert.

          3.5.3 Candidate Compound for 5-HT4 Partial Agonist Program. The Parties agree that the compound designated PRX-03140 by EPIX is the Candidate Compound for the 5-HT4 Partial Agonist Program.

          3.5.4 Back-up Compounds. The JSC shall agree with EPIX's designation, or may designate on its own initiative, EPIX Program Compounds to be Back-up Compounds as provided in Section 3.5.2. The JSC may agree at any time during the Research Term and prior to the initiation of the PoC Trial Package for an EPIX Program, to substitute for the Candidate Compound [********] Back-up Compounds or any other EPIX Program Compounds for further Development, provided such Back-up Compounds or other EPIX Program Compounds have met, or have been deemed by the JSC to meet, the Candidate Selection Criteria. Upon such substitution, such Back-up Compound will be the Candidate Compound for the relevant EPIX Program.

          3.5.5 Additional Back-up Discovery Period.

               (a) If [********] Back-up Compounds for a specific EPIX Program are not identified prior to the [********] for a Candidate Compound for such EPIX Program, then GSK, at its sole discretion, shall have the right, to be exercised, if at all, within thirty (30) days following the completion of the [********] for the first EPIX Program Compound for such EPIX Program, to notify EPIX that EPIX must continue discovery efforts for Back-up Compounds for such EPIX Program until the earlier of: (i) [********] following the completion of the [********] with a Candidate Compound from such EPIX Program or (ii) the discovery of [********] Back-up Compound for the relevant EPIX Program ("Additional Back-up Discovery Period"); provided however, that with respect to the 5-HT4 Partial Agonist Program, GSK must exercise such right, if at all, within [********] following the Effective Date, and EPIX shall be permitted to delay the commencement of the Additional Back-up Discovery Period for such program for up to three (3) months following notification from GSK under this Section. EPIX also shall have the right to delay the commencement of the Additional Back-up Discovery Period for an EPIX Program other than the 5-HT4 Partial Agonist Program for up to three (3) months following notification from GSK under this Section.

               (b) If GSK exercises the right to trigger an Additional Back-up Discovery Period, [********], based on an annual rate of [********] to engage in the Development work conducted during the Additional Back-up Discovery Period and [********] incurred by EPIX for [********] to perform such services; provided, however, that the Parties agree to cooperate to reduce the costs incurred by EPIX in the conduct of the activities during the Additional Back-up Discovery Period, including the potential [********] and [********]. In addition, if GSK elects such right, GSK shall have the right to [********] and, solely with respect to any amounts paid by GSK to EPIX pursuant to this Section
3.5.5 for work done for the 5-HT4

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Partial Agonist Program, [********] for [********], all as provided in
[********]. GSK shall have the right to [********] for a particular EPIX Program only [********] specified in the preceding sentence that become [********] after the commencement of the relevant Additional Back-up Discovery Period and in connection with activities or compounds within the [********]. All activities conducted by EPIX during the Additional Back-up Discovery Period will be directed to discovering Back-up Compounds to the Candidate Compound to which GSK has an Option under Section 4.1.

          3.5.6 EPIX Program Compound Not Meeting Candidate Selection Criteria; Rejection of EPIX Program Compound. The JSC shall have the discretion to accept as a Candidate Compound or as a Back-up Compound an EPIX Program Compound that does not meet the Candidate Selection Criteria, and upon such acceptance, the EPIX Program Compound shall be a Candidate Compound or a Back-up Compound for all purposes under this Agreement. A compound rejected by GSK or by an expert under Section 3.5.2 shall no longer be considered an EPIX Program Compound, shall no longer be included within an EPIX Program, shall not be a GSK Development Compound, even if GSK exercises an Option for the relevant EPIX Program, and shall not be further Developed by GSK or EPIX unless and until it becomes a Returned Product or Compound.

     3.6 PoC Criteria; PoC Trial Package. Within sixty (60) days after the designation of the first Candidate Compound within an EPIX Program, GSK will develop and present to the JSC for review and comment the PoC Criteria for such Candidate Compound within such EPIX Program. GSK will take the JSC's comments regarding the PoC Criteria into good faith consideration and, [********] the PoC Criteria to reflect the JSC's comments. If GSK [********] the PoC Criteria, GSK will deliver to the JSC a revised PoC Criteria for such EPIX Program within thirty (30) days after the receipt of comments. As soon as reasonably practicable, but in no event later than thirty (30) days after the completion of the first multi-dose Phase I Trial of a Candidate Compound within an EPIX Program, a subcommittee designated by the JSC will draft and provide to the JSC a draft design for a PoC Trial for such EPIX Program that is intended to generate results that will permit evaluation of the tested compound against the relevant PoC Criteria for the EPIX Program, together with draft designs for such ancillary preclinical and clinical trials as are required in order to obtain the Regulatory Approvals and institutional review board approvals necessary to perform such PoC Trial and together with manufacturing, toxicology studies, or formulation work required in connection therewith, but excluding such clinical studies and manufacturing, toxicology studies, or formulation work as was required to undertake and complete the EPIX Development Plan through to the completion of the first multi-dose Phase I Trial (together "PoC Trial Package"). For the avoidance of doubt, each PoC Trial Package shall include [********]. The JSC shall have a period of thirty (30) days after receipt of the draft PoC Trial Package to review, comment and agree on the PoC Trial Package. If the JSC cannot reach agreement on the PoC Trial Package, then the matter will be referred to the Senior Vice President of the CEEDD of GSK and the CEO of EPIX for resolution. If such matter cannot be so resolved by such executives within thirty (30) days, then [********] shall have a period of thirty (30) days to make final changes [********] to such PoC Trial Package so that it will meet the PoC Criteria for such EPIX Program. The Parties agree that the PoC Trial Package cannot be materially amended after commencement of the PoC Trial included in the PoC Trial

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Package, except that the PoC Trial may be modified pursuant to agreement of the
Parties, such agreement not to be unreasonably withheld, as needed to address safety issues, as required by Regulatory Authorities, or to address [********]. Promptly after the Effective Date, GSK will develop and present to the JSC for review and comment the PoC Criteria for PRX-03140 for the 5-HT4 Partial Agonist Program.

          3.6.1 Costs of the PoC Trial Package. If the total actual costs incurred by EPIX to complete the PoC Trial Package for a Candidate Compound exceed [********], EPIX shall notify GSK, and, [********], [********] of such costs in excess of [********]. Any amounts paid by GSK to EPIX under this Section shall be [********] by GSK [********] that may become [********], as and to the extent provided in [********]. The budget for costs to be incurred by EPIX in connection with the PoC Trial Package shall not exceed [********] unless mutually agreed between the Parties. All activities conducted by EPIX with regard to the PoC Trial Packages will be directed to Developing Candidate Compounds to which GSK has an Option under Section 4.1.

          3.6.2 PoC Trial Package for the 5-HT4 Partial Agonist Program. The Parties hereby agree that PRX-03140 is the Candidate Compound for the 5-HT4 Partial Agonist Program. The PoC Trial Package for the 5-HT4 Partial Agonist Program shall include the following components, as further defined and incorporated into a PoC Trial Package: (i) a [********] [********] in suitable form/formulation, (ii) [********] preclinical [********] using suitable form/formulation, (iii) exploratory study to investigate potential for [********] specifically involving the [********] (to include [********] of subjects), and (iv) a [********] clinical study in Alzheimer's patients. Costs of the PoC Trial Package for the 5-HT4 Partial Agonist Program shall include all costs as defined in Section 3.6.1, except for such studies for the 5-HT4 Partial Agonist Program initiated by EPIX prior to the Effective Date.

     3.7 Notice of Proof of Concept to GSK. Once EPIX determines that a Candidate Compound has completed the PoC Trial Package, within sixty (60) days of such occurrence, EPIX shall provide a data package to GSK containing the following information: all analyses, results and raw data from the PoC Trial Package for such Candidate Compound, as well as all other preclinical data and/or clinical data generated and any related material correspondence or information received from or sent to any Regulatory Authority up to the completion of the PoC Trial Package relating to the Candidate Compounds at issue and all other EPIX Program Compounds including all Back-up Compounds in the EPIX Program (the "PoC Trial Report"). Such information shall be used by GSK solely to make its decision on whether to elect to exercise its Option with respect to such Candidate Compound and its associated Back-up Compounds. Upon delivery of the PoC Trial Report, the Candidate Compound and the EPIX Program of which it is a part shall both become subject to the Option described in Article 4 below.

     3.8 Extensions to the Research Term.

          3.8.1 Candidate Compounds Not Completing PoC Trial Package. Unless earlier terminated as provided in Article 13, the Research Term shall expire upon the [********]

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anniversary of the Effective Date; provided, however, that, if at that time, a
Candidate Compound in an EPIX Program has not completed the PoC Trial Package, such EPIX Program has not been terminated by the JSC, and the Option pertaining to such EPIX Program has not previously been exercised in accordance with
Section 4.1, then GSK shall have the right to extend the Research Term, in [********], for such EPIX Program until such time as such PoC Trial Package is completed or the EPIX Program is terminated by the JSC. In addition, the Research Term shall automatically be extended by the amount of any delay in an EPIX Program as provided in Section 3.4.1. In no event will the Research Term be extended by more than [********]; provided, however, that if, at the conclusion of the [********] extension of the Research Term a PoC Trial for a Candidate Compound is then underway (i.e., the first subject has been dosed but the trial is not yet completed), such EPIX Program has not been terminated by the JSC and GSK has not exercised an Option for such EPIX Program, then the Research Term will be [********], and EPIX shall use Commercially Reasonable Efforts to complete the PoC Trial Package for that EPIX Program during such extension of the Research Term, and GSK's Option to such EPIX Program shall continue unaffected during such extension of the Research Term. If a PoC Trial for a Candidate Compound has not completed by the end of the Research Term, including the extensions described in this Section 3.8.1, GSK shall have the right to exercise an Option to such EPIX Program, and the Parties will negotiate, in good faith, [********]. At the end of the Research Term, including the extensions described in this Section 3.8.1, all EPIX Program Compounds within all EPIX Programs for which GSK has not exercised an Option shall be Returned Compounds and Products, and EPIX will thereafter have all rights, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such Returned Compounds and Products at EPIX's sole expense, subject to the terms of this Agreement, including the grant of the Transfer License by GSK to EPIX under
Section 13.5.1(c)(ii) and the payment by EPIX of royalties to GSK under Section
8.8. At the end of the Research Term, EPIX can elect at any time, on thirty (30) days prior notice to GSK, to withdraw from participation in the JSC, or other committees established under this Agreement, and such committees shall be disbanded upon such withdrawal. Thereafter, all information that GSK was required to report to such committees shall be delivered by GSK directly to EPIX.

          3.8.2 Continuation of Rights and Obligations. Subject to Section 3.5.5, the Parties rights and obligations during the initial Research Term shall not be modified by virtue of any extension of the Research Term other than that such rights will continue for the period of such extension. If the initial Research Term is extended as provided in this Section, GSK shall continue to participate in the cost of PoC Trial Packages as described herein and shall continue to pay milestones as provided herein. The Parties agree that during any extension of the initial Research Term for a particular EPIX Program, EPIX Development activity will be limited to activities necessary to progress the most advanced clinical stage Candidate Compound within such EPIX Program towards the completion of the PoC Trial Package.

     3.9 GSK Internal Program Directed to 5-HT4. EPIX acknowledges that, as of the Effective Date, GSK has an internal Development program directed to 5-HT4 as a receptor. Nothing in this Agreement shall obligate GSK to transfer any GSK Know-How regarding 5-HT4 to EPIX during the Term of the Agreement [********].

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                                    ARTICLE 4

                GSK OPTION; GSK DEVELOPMENT AND COMMERCIALIZATION

     4.1 GSK Option. Subject to the terms and conditions set forth herein, including without limitation, the payment of amounts to EPIX as and when they become due hereunder, EPIX hereby grants to GSK the exclusive right, exercisable at GSK's sole discretion, to elect, on an EPIX Program-by-EPIX Program basis, to obtain an exclusive worldwide license under Section 5.1 to Develop and Commercialize all EPIX Program Compounds (including all Back-up Compounds) within EPIX Programs as Licensed Products under the terms and conditions set forth in this Agreement (each such right to elect, an "Option"). The Option shall have a term of [********] from the date of delivery of the PoC Trial Report for the relevant EPIX Program (the "Option Period"), subject to extension of the Option Period as provided in Section 4.1.1. During the Option Period, GSK shall have the right to conduct due diligence on the EPIX Program. The Option shall only be exercisable during the Option Period; provided that completion of such exercise shall be subject to the condition set forth in Section 4.1.1, if applicable. If the Option is not so exercised, then the Option shall expire and be of no further force or effect at the end of the Option Period. GSK shall exercise the Option, if at all, by written notice to EPIX, which notice shall make reference to this Agreement and the relevant EPIX Program and shall include GSK's decision to exercise the Option with respect to the specific EPIX Program. Upon exercise of an Option, the relevant EPIX Program shall, for purposes of this Agreement, be re-designated a GSK Development Program and the relevant EPIX Program Compounds shall be re-designated as GSK Development Compounds. Such program shall remain a GSK Development Program unless and until GSK terminates such GSK Development Program or this Agreement terminates, whether in its entirety or with respect to the relevant GSK Development Program (alone or with other GSK Development Programs). Notwithstanding anything herein to the contrary, GSK, in its discretion, may exercise an Option at any time prior to completion of the PoC Trial for an EPIX Program Compound and delivery to GSK of the PoC Trial Report.

          4.1.1 Extension of Option Period. If GSK reasonably determines in good faith that the exercise of any Option by GSK under this Agreement is required to be filed with the Federal Trade Commission (the "FTC") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. Section 18a) ("HSR") or under any similar premerger notification provision in the European Union or any other jurisdiction, then, in order to preserve its right to complete the exercise of the Option, GSK shall provide written notice of exercise of the Option to EPIX prior to the end of the Option Period as described in Section 4.1, which notice shall include GSK's binding commitment to complete the exercise of the Option, subject only to HSR or other governmental clearance by the FTC or other governmental authority, and the Option Period automatically shall be extended for [********]. If the exercise of the Option does not comply with the requirements of Section 4.1 and this Section 4.1.1, including, for example, because it includes other conditions to the completion of the exercise of the Option other than the grant of HSR or other governmental clearance, then the Option exercise shall not be effective, and the Option Period shall not be extended. If HSR or other governmental clearance is not granted within [********] from the expiration of the Option Period, or if GSK receives a "Second

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 Request" from the FTC or similar request for additional information from a governmental authority in connection with such filing, the Option Period shall be extended for an additional period of time to permit GSK to obtain FTC or other governmental clearance or to respond to the Second Request or provide additional information to the governmental authority. If GSK elects not to respond to the Second Request or to withdraw its request for HSR or other governmental clearance, the Option shall terminate. GSK shall have no obligation to make any [********] to EPIX for [********] until it obtains HSR clearance from the FTC or similar clearance from any other governmental authority for which approval is necessary for exercise of an Option.

          4.1.2 GSK Rights on Exercise of Option. Following exercise of its Option with respect to an EPIX Program, GSK shall have [********] over all Development and Commercialization of the GSK Development Compounds and shall make [********] with respect to such Development and Commercialization, subject to its obligations hereunder, including its obligation to use Commercially Reasonable Efforts to conduct such activities. In its sole discretion, GSK may substitute any one of the [********] or any other EPIX Program Compound within an EPIX Program for the lead Candidate Compound and, in GSK's sole discretion, GSK may choose to Develop and Commercialize either or both of the Candidate Compound and a Back-up Compound or any other EPIX Program Compound, subject to GSK's obligations under this Agreement. GSK shall also have discretion to terminate Development of any GSK Development Program as provided in Section
13.3.2. All such activities shall be conducted [********]

          4.1.3 No Grant of Rights to Third Parties. Until such time as an Option granted to GSK pursuant to Section 4.1 on EPIX Program Compounds has expired or terminated (including, for example, because the JSC terminated the relevant EPIX Program), EPIX will not grant to any Third Party rights to any EPIX Patents or EPIX Know-How which are [********] with or which would [********] with the grant of the licenses resulting from the exercise of such Option by GSK hereunder. For the avoidance of doubt, the Parties understand and agree that for so long as a GSK Option is in effect, such Option shall be exclusive as to the EPIX Program Compounds that are the subject of the relevant EPIX Program, and, EPIX shall have [********] to offer or negotiate with any Third Party with respect to the grant to such Third Party of any right or license, or any other encumbrance of any kind, in or to any of such EPIX Program Compounds, or any EPIX Patents or EPIX Know-How, which would [********] with the grant of the licenses resulting from the exercise of such Option to GSK hereunder. The grant of the Options by EPIX hereunder is [********] except as provided under Article 13 or at law.

          4.1.4 Returned Compounds. If GSK does not exercise an Option during the Option Period with respect to a particular EPIX Program, or if the JSC terminates Development with respect to a particular EPIX Program, then, in either case, the Option shall expire with respect to such EPIX Program, and all EPIX Program Compounds within such EPIX Program shall be part of the Returned Compounds and Products, and EPIX will thereafter have all rights, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such Returned Compounds and Products at EPIX's sole expense, subject to the terms of this Agreement, including the grant of the Transfer License by GSK to EPIX under Section 13.5.1(c)(ii) and the payment by EPIX of royalties to GSK under Section 8.8. GSK shall cease

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any and all Development efforts with respect to all such Returned Compounds and
Products, and GSK shall have no right or license to practice the EPIX Patents, to use EPIX Know-How, or to use the EPIX Confidential Information relating to such Returned Compounds and Products for any purpose.

     4.2 GSK Development and Commercialization Efforts. During the Term, after exercise of an Option, GSK, at its sole cost and expense, will use Commercially Reasonable Efforts to Develop and Commercialize [********] GSK Development Compound from each GSK Development Program in [********] in the Territory; provided, however, that GSK's failure to Commercialize a GSK Development Compound in a [********] shall not, in and of itself, constitute material breach of this Agreement under Section 13.2.1. GSK will provide prompt notice to EPIX if and when GSK determines that the Development or Commercialization of a GSK Development Compound or a Licensed Product is not commercially reasonable or technically feasible, or should be terminated or suspended for a period of time, in each case specifying the reasons for such decision. GSK's decision to [********] Development or Commercialization of a GSK Development Compound or Licensed Product, as applicable, shall not [********] by GSK of the GSK Development Program, so long as GSK is continuing to use Commercially Reasonable Efforts in Developing and Commercializing at least one GSK Development Compound or Licensed Product within a GSK Development Program.

     4.3 GSK Development and Commercialization Generally.

          4.3.1 GSK Development Plan; GSK Commercialization Plan. Within [********] following the exercise of an Option, for each GSK Development Program, GSK will prepare and provide to the JSC a summary of a [********] plan for the GSK Development Program that details the plan for conducting Development of at least [********] specifying significant clinical and non clinical studies and activities [********], with respect to Development of each GSK Development Compound (each a "GSK Development Plan"). GSK will take any comments provided by the JSC or EPIX into [********], but shall have [********] to incorporate them into GSK's plans for Development. As soon as the information is available, but no later than [********] prior to the anticipated [********] for the [********] within a GSK Development Program, GSK will prepare and provide to the JSC a summary of a plan that is a continuation of the GSK Development Plan for such GSK Development Compound that details [********] for such GSK Development Compound, [********] (each a "GSK Commercialization Plan"). GSK will provide the JSC with any significant updates and revisions to each GSK Development Plan and GSK Commercialization Plan for the JSC's review.

          4.3.2 Development and Commercialization Reports. On a quarterly basis at JSC meetings or as otherwise agreed between the Parties, during the Term, GSK will provide the JSC with presentations regarding the Development activities performed by GSK, including a summary of [********] generated, and any [********] to the GSK Development Plans going forward, [********] and updates regarding [********], regulatory matters, and the status of any Regulatory Approvals, in each case relating to each GSK Development Compound. GSK shall provide the JSC, upon request, with a summary of material clinical protocols and Regulatory Filings with respect to each GSK Development Compound. Once per year following the

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exercise of the first Option for an EPIX Program, GSK will share with the JSC its plans for Commercialization of the Licensed Product. In the event that this update occurs after preparation of the GSK Commercialization Plan for a Licensed Product, GSK will communicate any significant changes to the Commercialization Plan to the JSC.

          4.3.3 Records. GSK shall maintain, and require its contractors and Sublicensees to maintain, complete and accurate records of all work conducted in furtherance of the Development and Commercialization of GSK Development Compounds and all results, data and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

          4.3.4 Development and Commercialization Responsibilities and Costs. GSK shall have [********] for, and [********] of conducting, all Development and Commercialization activities with respect to GSK Development Compounds following exercise of an Option. GSK shall conduct such activities in compliance with all material applicable legal and regulatory requirements, including, without limitation, all legal and regulatory requirements pertaining to the design and conduct of clinical studies and the Commercialization of pharmaceutical products.

          4.3.5 Regulatory Responsibilities and Costs. Promptly after GSK's exercise of an Option, EPIX shall assign to GSK any Regulatory Filings for the relevant EPIX Program. Following exercise of an Option, GSK shall prepare, file, maintain and own, subject to assignment to EPIX as provided herein, all Regulatory Filings relating to the relevant GSK Development Program and GSK Development Compounds. Upon the request of EPIX, GSK will provide EPIX with copies of material Regulatory Filings and related material correspondence submitted to Regulatory Authorities or received from Regulatory Authorities with respect to GSK Development Programs and GSK Development Compounds. GSK shall have [********] for, and shall [********] preparing, all Regulatory Filings and related submissions with respect to the GSK Development Programs and the GSK Development Compounds.

          4.3.6 Subcontracting. Subject to and without limiting Section 5.2, GSK may perform any activities in support of its Development and Commercialization of GSK Development Compounds through subcontracting to a Third Party contractor or contract service organization, provided that: (a) none of the rights of EPIX hereunder are adversely affected as a result of such subcontracting; (b) any such Third Party subcontractor to whom GSK discloses Confidential Information shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in this Agreement; (c) GSK will obligate such Third Party to agree in writing to assign or license (with the right to grant sublicenses) to GSK any inventions (and patent rights covering such inventions) made by such Third Party in performing such services for GSK that are necessary to the Development or Commercialization of GSK Development Compounds or Licensed Products; and (d) GSK shall at all times be responsible for the performance of such subcontractor.

          4.3.7 Reporting; Confidential Information. Without limiting the obligations of the Parties under Article 11, all proprietary and confidential information received or obtained by

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EPIX from GSK (directly or through the JSC) under this Article 4 shall be treated as GSK Confidential Information hereunder.

     4.4 Licensed Product Approvals. GSK shall use Commercially Reasonable Efforts to effect the First Commercial Sale of each Licensed Product in [********] [********].

          4.4.1 Marking. The packaging for each Licensed Product Commercialized by GSK under this Agreement shall be marked (to the extent not prohibited by applicable Law): (i) with a notice that such Licensed Product is sold under a license from EPIX (as applicable) and (ii) with applicable patent and other intellectual property notices relating to the EPIX Patents in such a manner as may be required by applicable Law.

          4.4.2 Manufacture and Supply. GSK shall be solely responsible at its expense for all of its requirements for making or having made all of its requirements of the Licensed Products following exercise of the relevant Option. GSK shall manufacture, handle, store and ship the Licensed Products in compliance with all applicable Laws, with all regulatory filings, and with its applicable internal specifications and quality control procedures.

     4.5 Pharmacovigilance. Promptly after GSK's exercise of an Option for an EPIX Program, GSK and EPIX, if necessary, shall execute a safety data exchange agreement to facilitate transfer and reporting of safety data for any EPIX Program Compounds within an EPIX Program for which GSK has exercised an Option.

                                    ARTICLE 5

  LICENSE GRANT TO GSK UPON EXERCISE OF AN OPTION; TECHNOLOGY TRANSFER BY EPIX

     5.1 License to GSK for GSK Development and Licensed Products. Subject to the terms and conditions set forth in this Agreement (including, without limitation, the reservation of rights in Section 5.7, EPIX's option to co-promote as described in Article 6, and the payment by GSK of all amounts as and when they become due and payable hereunder), upon GSK's exercise of an Option in accordance with the terms of this Agreement, EPIX shall be hereby deemed to have granted and hereby grants to GSK the exclusive (even as to EPIX and its Affiliates) license, non-transferable (except as provided in Section 15.4.2) with the right to sublicense solely in accordance with Section 5.2, under the EPIX Patents and EPIX Know-How, to make, have made, use, sell, offer to sell, export, import and otherwise exploit or Commercialize Licensed Products that are the subject of the Option so exercised, during the Term, and throughout the Field and the Territory.

          5.1.1 Trademarks for Licensed Products. To the extent that EPIX owns any trademark(s) that pertain specifically to a Licensed Product and that GSK believes would be necessary or useful for the Commercialization of a Licensed Product, EPIX shall assign its rights and title to such trademark(s) to GSK reasonably in advance of GSK's anticipated First

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Commercial Sale of such Licensed Product, upon request by GSK and at no cost to
GSK. Such trademarks shall be treated for all purposes under this Agreement as part of the EPIX Know-How. Such trademarks shall not include the term "EPIX", whether alone or in combination with other terms.

     5.2 Sublicenses. GSK shall have the right to grant sublicenses with respect to the rights licensed to GSK under Section 5.1 solely in accordance with this
Section 5.2.

          (a) GSK shall have the right to grant Sublicenses in a country or on a regional basis under the EPIX Patents and EPIX Know-How; provided, however, that GSK shall not, without the prior approval of EPIX (such approval not to be unreasonably withheld), grant any such Sublicenses that include the right of the Sublicensee to: (i) perform research or Development of a GSK Development Compound or Licensed Product prior to the receipt of Regulatory Approval, or
(ii) market or sell a Licensed Product in a Major Market (excluding arrangements with distributors or wholesalers customary in the industry). For clarification, an agreement with a contractor, contract research organization, contract manufacturer or other Third Party performing contracted services related to the manufacture, research, Development and/or Commercialization of GSK Development Compound(s) or Licensed Product(s) shall not be a Sublicense thereof, provided such agreement is a fee-for-service arrangement and does not grant the Third Party the right to sell or promote such Licensed Product.

          (b) Subject to the foregoing and Section 5.2(a), GSK shall have the right to enter into a Sublicense with a Third Party, provided that:

          (i) such Sublicense shall refer to this Agreement and shall be subordinate to and consistent with the terms and conditions of this Agreement, and shall not limit the ability of GSK (individually or through the activities of its Sublicensee) to fully perform all of its obligations under this Agreement or EPIX's rights under this Agreement;

          (ii) in such Sublicense agreement, the Sublicensee shall agree in writing to be bound to GSK by terms and conditions substantially similar to, or less favorable to the Sublicensee than, the corresponding terms and conditions of this Agreement;

          (iii) promptly after execution of the Sublicense agreement, GSK shall provide a summary of such Sublicense agreement to EPIX. Such summary shall be treated as GSK Confidential Information hereunder;

          (iv) GSK shall remain responsible for the performance of this Agreement and the performance of its Sublicensees hereunder, including without limitation, the payment of all payments due, and making reports and keeping books and records, and shall cause such Sublicensee to enable GSK to comply with the terms and conditions of this Agreement;

          (v) each Sublicense shall terminate immediately upon the termination of this Agreement (in whole or only with respect to the rights that are subject to such Sublicense), provided that such Sublicense shall not terminate if, as of the effective date of such termination, the Sublicensee is not in material breach of its obligations to GSK under its Sublicense

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agreement, and within thirty (30) days of such termination the Sublicensee agrees in writing to be bound directly to EPIX under a license agreement substantially similar to this Agreement with respect to the rights sublicensed hereunder, substituting such Sublicensee (a "Surviving Sublicensee") for GSK, and provided further that (A) such license agreement shall not prejudice any remedy EPIX may have against GSK for the circumstances which were the basis for such termination; (B) the scope of the rights granted to the Surviving Sublicensee under such license agreement shall be equal to the scope of the rights that had been sublicensed by GSK to the Surviving Sublicensee pursuant to the Sublicense agreement; and (C) such license agreement shall obligate the Surviving Sublicensee to pay directly to EPIX amounts corresponding to those set forth in Article 8 hereof which are payable based on the activities of such Surviving Sublicensee, its Affiliates and its Sublicensees; and

          (vi) such Sublicensees shall have the right to grant further Sublicenses of same or lesser scope as its sublicense from GSK under the grants contained in Section 5.1 (the other party to such further sublicense also being a "Sublicensee"), provided that such further sublicenses shall be in accordance with and subject to all of the terms and conditions of this Section 5.2(b) (i.e., such Sublicensee shall be subject to this Section 5.2(b) in the same manner and to the same extent as GSK).

     5.3 Research License to EPIX. During the Research Term and any extension of such Research Term in accordance with Section 3.8, GSK hereby grants a royalty-free, non-exclusive, non-sublicensable license to EPIX under GSK Patents that claim or cover the Program Targets, solely as and to the extent necessary to enable EPIX to perform activities reflected in the EPIX Development Plans for each EPIX Program. Nothing in this Section 5.3 shall obligate GSK to transfer any GSK Know-How to EPIX during the Term of the Agreement, including GSK Know-How relating to 5-HT4 as a receptor.

     5.4 Transfer License to EPIX. GSK shall grant, and does hereby grant, to EPIX the Transfer License set forth in Section 13.5.1(c)(ii), subject to the terms and conditions set forth in this Agreement.

     5.5 Use of Names; Logo. To the extent permitted under applicable laws and regulations, the packaging and labeling for Licensed Products will bear both GSK and EPIX names and logos, and such names and logos will be presented with substantially equivalent prominence in any Product presentations, exhibit booths, conferences or promotion materials or activities. No right or license, express or implied, is granted to GSK to use any trademark, trade name, trade dress or service mark owned or Controlled by EPIX or any of its Affiliates. GSK, at its sole cost and expense, shall be responsible for the selection, registration and maintenance of all trademarks which it employs in connection with its activities conducted pursuant to this Agreement.

     5.6 No Implied Licenses. No license or other right is or shall be created or granted hereunder by implication, estoppel or otherwise. All such licenses and rights are or shall be granted only as expressly provided in this Agreement.

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     5.7 Retained Rights. All rights not expressly granted hereunder are reserved by EPIX and may be used by EPIX for any purpose.

     5.8 Technology Transfer by EPIX after Exercise by GSK of Option.

          5.8.1 Generally. After GSK exercises its Option for an EPIX Program, EPIX shall promptly deliver to GSK, at no cost to GSK, all EPIX Know-How, materials and other information in EPIX's possession and Control relating to the EPIX Program Compounds in such EPIX Program, including, but not limited to all information regarding the bulk drug substance and methods of manufacturing the same, which is necessary for the exercise by GSK of the rights granted under
Section 4.1, together with (a) the full disclosure of all information (including, without limitation, clinical and protocol results, analytical methodologies, bulk and final product manufacturing processes, batch records, vendor information, validation documentation, regulatory documentation, patent information), all regulatory filings, transfer of information related to regulatory information and filings, all pre-clinical and clinical data, adverse event data, all regulatory correspondence, analyses, manufacturing data, applicable reference standards; and (b) all bulk drug substance, or other materials used to manufacture the applicable Licensed Product. Without limiting the foregoing, EPIX shall use reasonable efforts with respect to those activities for which it is responsible to ensure orderly transition and uninterrupted Development of GSK Development Compounds.

          5.8.2 Continuing Cooperation. After the transfer described in Section
5.8.1 above, and for a [********] period thereafter, EPIX shall use Commercially Reasonable Efforts, [********], to cooperate fully with GSK to provide GSK with the EPIX Know-How and information, as it may be developed or identified to which GSK has a right or license under this Agreement that is necessary or useful for GSK to further Develop, produce, Commercialize or otherwise exploit the progression of GSK Development Compounds into Licensed Product(s). After the transfer of GSK Know-How to EPIX as described in Article 13, if applicable, and for a [********] period thereafter, GSK shall use Commercially Reasonable Efforts, [********], to cooperate fully with EPIX to provide EPIX with the GSK Know-How and information as it may be identified to which EPIX has a right pursuant to Article 13.

          5.8.3 Additional Services. In the event that GSK requests EPIX to provide GSK with any materials or services beyond those set forth in Sections
5.8.1 and 5.8.2, such materials and/or services shall be scheduled and provided by EPIX to GSK on such terms and conditions as may be mutually agreed between the Parties at the time of any such request, if the Parties mutually desire to engage in the transfer or provision of such additional materials or services. In the event that EPIX requests GSK to provide EPIX with any materials or services beyond those set forth in Article 13 and 5.8.2, such materials and/or services shall be provided by GSK to EPIX on such terms and conditions as may be mutually agreed between the Parties at the time of any such request, if the Parties mutually desire to engage in the transfer or provision of such additional materials or services.

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                                    ARTICLE 6

                            EPIX OPTION TO CO-PROMOTE

     6.1 EPIX Option to Co-Promote. If GSK exercises the Option for the 5-HT4 Partial Agonist Program, EPIX shall have an option to co-promote any Licensed Product that incorporates a GSK Development Compound from the 5-HT4 Partial Agonist Program (the "Co-Promotion Option"). Such Co-Promotion Option shall be limited to co-promotion activities within the United States only. The Co-Promotion Option shall be exercisable by EPIX providing written notice to GSK of its desire to exercise the Co-Promotion Option at any time prior to the NDA Filing for such Licensed Product in the United States. Upon exercise of the Co-Promotion Option, the Parties shall negotiate in good faith towards a definitive written co-promotion agreement specifying the terms of the co-promotion arrangement, which terms shall be consistent with all of the terms and conditions in this Article 6 and all other relevant provisions of this Agreement (the "Co-Promotion Agreement"). [********] GSK and EPIX agree to cooperate in good faith to agree upon additional terms and conditions for inclusion in the Co-Promotion Agreement that are intended to balance the right of EPIX to co-promote Licensed Products as and to the extent set forth herein, the Parties' desire to ensure that Licensed Products are optimally promoted in a manner that is consistent with the then-current standards and practices in the pharmaceutical industry in the U.S., and GSK's Commercialization plans for the Licensed Product. At least [********] prior to the First Commercial Sale of a Licensed Product for which EPIX exercised the Co-Promotion Option, EPIX shall have employed a sufficient number of sales representatives as are required to enable EPIX to fulfill its obligations under the Co-Promotion Agreement. The co-promotion agreement will enable EPIX to understand the actual level of co-promotion activity it will be required to provide and will afford EPIX adequate time to recruit, evaluate, hire and train its sales force. The remainder of this Article 6 sets forth terms and conditions pursuant to which EPIX will provide the co-promotion services. Such terms and conditions are conditioned on EPIX's timely exercise of the Co-Promotion Option.

     6.2 Level of Co-Promotion. On the effective date of the Co-Promotion Agreement, GSK will share with EPIX the annual marketing plan for the Licensed Product for the United States. The US marketing plan for the Licensed Product will describe in detail EPIX's role in promoting the Licensed Product, including, without limitation, the [********] for which GSK will pay EPIX during the period of the marketing plan. Each calendar year, the US marketing plan for the Licensed Product will be revised to describe the commercial activities for the following twelve (12) months and will be shared with EPIX in a timely manner. It is the goal of the Parties that EPIX will be permitted to provide [********] sales representatives to provide the co-promotion services but in [********] of the requisite detailing efforts identified in the annual marketing plan. EPIX shall not provide co-promotion services under the co-promotion agreement [********]. EPIX's sales representatives will promote the Licensed Product to [********] only in the United States under the direction of GSK and for a term not to [********] Licensed Product. GSK will [********] all marketing and advertising activities for the Licensed Product. EPIX will have no right to promote any Licensed Products other than those resulting from the 5-HT4 Partial Agonist Program, and any other participation by EPIX in

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promotional activities relating to Licensed Products shall be subject to the consent and agreement of the Parties, which may be withheld in their respective sole discretion.

     6.3 Training; Materials; Compliance. GSK, [********], will supply all promotional and marketing materials used to promote the relevant Licensed Product in the United States as well as all product-specific training materials and trainers for the training of the EPIX sales representatives [********]. EPIX will use only GSK-approved promotional messages and materials and will comply with the GSK commercial practices and policies in effect during the co-promotion period as such are communicated to EPIX. EPIX's co-promotion activities will be conducted in accordance with all applicable laws and regulations (including, without limitation, those promulgated by the FDA and the Division of Drug Marketing and Communications). EPIX shall be responsible for ensuring that its sales force representatives have comparable levels of knowledge, experience and skills as other sales representatives employed by GSK. EPIX will ensure that its sales force representatives shall be trained to the same level and with consistent materials as GSK's own sales force representatives, and achieve similar pass rates in sales training exams, at the time of such training. EPIX's sales force representatives shall attend, as appropriate in view of GSK's policies and practices, such training seminars as are held for GSK's own sales force representatives. Any additional training events required by EPIX [********]. Subject to EPIX's right to provide the level of co-promotion services specified under Section 6.2, GSK shall not be restricted in its promotional and selling efforts to any specialist or general practice physician. At all times, EPIX will be solely responsible for ensuring its sales force abides by all applicable commercial practice standards, legal regulations and regulatory rules.

     6.4 Costs; Compensation. Except as set forth above, EPIX shall be responsible for all costs associated with establishing and training its sales force. GSK will compensate EPIX for co-promotion activities [********] for co-promotion activities will be [********]. Nothing in the Co-Promotion Agreement shall obligate GSK to pay EPIX additional milestones or royalties other than as set forth in this Agreement.

     6.5 Non-Transferability. In no event shall EPIX's co-promotion right under
Section 6.1 or any resulting definitive co-promotion agreement between the Parties be assignable, sublicenseable or transferable, in any way, by EPIX. If EPIX assigns this Agreement to a Third Party, in accordance with Section 15.4, EPIX's Co-Promotion Option shall immediately terminate. In the event that EPIX undergoes a Change in Control Event, GSK shall have the right to immediately terminate EPIX's Co-Promotion Option upon written notice, such termination to be effective upon the date of receipt by the surviving entity from the Change in Control Event of such notice.

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                                    ARTICLE 7

                                   EXCLUSIVITY

     7.1 Exclusivity.

          7.1.1 During the Research Term. During the Research Term, as such Research Term may be extended pursuant to Section 3.8 (the "Research Exclusivity Period"), EPIX hereby covenants that it shall not, either on its own or with or for any Third Party: (a) conduct any research or Development or Commercialization activities, or grant any license or other rights with respect to the identification or optimization of small molecules whose principal mode of pharmacological action is to [********] as specified in the [********] to by the Parties for determining such activity, except pursuant to this Agreement; or (b) [********] any EPIX Program Compounds for any purpose other than those contemplated by this Agreement.

          7.1.2 During the Term. During the Term of the Agreement, EPIX hereby covenants that it shall not, either on its own or with or for a Third Party: (a) conduct any Development or Commercialization activities or grant any license or other rights with respect to the identification or optimization of small molecules [********] as specified in [********] to by the Parties for determining such activity, except pursuant to this Agreement; or (b) [********] compounds for use in the Field whose principal mode of pharmacological action is to [********] specified in [********] to by the Parties for determining such activity; or (c) [********] any EPIX Program Compounds within an EPIX Program that were the subject of an Option exercised by GSK.

          7.1.3 Duration of Exclusivity Obligations. EPIX's obligations under
Section 7.1.1 and 7.1.2 shall continue for the Research Exclusivity Period, or the Term, as provided above, with respect to each EPIX Program, GSK Development Program, and Licensed Product, unless and until: (i) GSK fails or elects not to exercise its Option with respect to an EPIX Program, (ii) an EPIX Program is terminated by the JSC, (iii) an EPIX Program becomes a GSK Development Program and is subsequently terminated by GSK pursuant to Section 13.3.2, (iv) this Agreement is terminated, with respect to a particular EPIX Program, GSK Development Program, or in its entirety, under Article 13 other than under
Section 13.5.2.

     7.2 [********].

          7.2.1 Prior to Exercise of Option; [********] on GSK Development or Commercialization. Prior to exercise of any Option with respect to each EPIX Program or in the event GSK elects not to exercise an Option with respect to an EPIX Program, GSK shall have the right, during the Term, to seek to acquire rights to, to in-license, and to research, Develop and Commercialize, [********] provided, however, that GSK shall not use any EPIX Know-How (including any [********]) or [********], in connection with such activities.

          7.2.2 After Exercise of Option. After GSK exercises an Option with respect to an EPIX Program, if GSK receives Regulatory Approval of or otherwise seeks to commercialize [********] as defined herein, GSK shall elect either [********] is hereby defined as any small

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molecule (i) [********] as specified in the Candidate Selection Criteria, as measured by a [********] agreed to by the Parties for determining such activity; [********] (ii) which is being Developed or Commercialized [********]. Notwithstanding the foregoing, GSK shall have the right to [********]; provided that the [********] the Licensed Product in such country is consistent with Commercially Reasonable Efforts to Commercialize the Licensed Product in such country (the level of such Commercially Reasonable Efforts to be determined [********]

          7.2.3 [********] During Development. If, after GSK exercises an Option (thereby converting an EPIX Program into a GSK Development Program), GSK has under Development a [********] to that GSK Development Program, then GSK shall, within [********] after the occurrence of the foregoing circumstances, develop and provide to EPIX a detailed plan of all Development activities planned for the GSK Development Program, including the anticipated timing for initiating and completing all such activities. GSK shall [********] GSK Development Program if the activities set forth in the plan constitute Commercially Reasonable Efforts with respect to the Development and Commercialization of such GSK Development Program [********] and GSK carries out the activities as described in such plan. GSK shall provide EPIX with copies of such plan as it is amended or supplemented, and reports of progress GSK makes in the performance of the activities set forth in such plan, as well as details of Development delays or setbacks, a description of any deviations from such plan and any other material information reasonably pertaining to a determination of whether GSK is meeting its obligations under this Section 7.2.3.

                                    ARTICLE 8

                                 FINANCIAL TERMS

     8.1 Initial Payments.

          8.1.1 Upfront Payment. In consideration for the Option rights granted to GSK in Article 4 and the Development work to be performed by EPIX under this Agreement, GSK shall pay to EPIX a one-time-only, nonrefundable, noncreditable payment of fifteen million Dollars ($15,000,000) no later than ten (10) days after receipt by GSK of an invoice from EPIX on or after the Effective Date. GSK shall make such payment by wire transfer of immediately available funds into an account designated in writing by EPIX.

          8.1.2 Equity Investment. Within ten (10) days after the Effective Date, GSK shall purchase seventeen million five hundred thousand Dollars ($17,500,000) of common stock of EPIX in accordance with the terms and conditions of the Stock Purchase Agreement.

          8.1.3 Payments by GSK or Affiliates; Intellectual Property Ownership. GSK shall determine, in its sole discretion, which of its Affiliates shall hold legal title to intellectual property and other rights accruing hereunder to GSK, and which of its Affiliates shall, in the first instance, be obligated to make payments due hereunder; provided however, that GSK and its

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Affiliates shall take all measures reasonably requested by EPIX to give effect to the provisions of this Agreement, that any Affiliates which acquires rights hereunder will be deemed to be bound by the provisions of this Agreement and that GSK hereby agrees to be jointly and severally liable with any such Affiliates for amounts that become due and payable hereunder to EPIX.

     8.2 Milestone Payments. Except as otherwise specifically indicated, each milestone payment set forth below will be payable by GSK to EPIX upon achievement of the specified milestone event by GSK and within thirty (30) days of the receipt of an invoice from EPIX, as further set forth in the notes following the tables below. Such milestone payments shall not be refundable or returnable in any event, nor shall they be creditable against royalties or other payments. Each milestone payment shall be payable by wire transfer of immediately available funds into an account designated in writing by EPIX.

          8.2.1 Milestone Payments Prior to Option Exercise. GSK shall make milestone payments to EPIX upon achievement of each of the milestone events in the amounts set forth below.

EVENT                                             MILESTONE PAYMENT
-----                                             -----------------
[********]                                                US

Upon initiation of [********] for the Candidate       [********]
Compound in the [********],  as described in
[********]

[********]

Identification of a [********] from each              [********]
[********][********]

Identification of the [********] from each            [********]
[********]

Identification of the [********] from each            [********]
[********]

Identification of the [********] from each            [********]
[********])

[********] from each [********] which commences       [********]
[********]

[********] from each [********] which commences       [********]
a [********] PoC [********]

[********](4)                                         $2,500,000

Identification of [********]                          [********]

Identification of the [********]                      [********]

(1) Payable for each of the [********] in each [********], up to a total of [********] for each [********]

(2)  Payable for the [********] in an [********] that [********]. If the JSC determines that it is advisable to [********] with [********], then such milestone would be [********] and when such [********]. If, after the commencement of [********] with the [********], the JSC terminates

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     [********] of the [********] and GSK agrees to [********] with a
     [********], upon commencement of [********] with the [********], this milestone will be [********], but at a [********].

(3)  Payable [********] per [********].

(4) This milestone is payable within ten (10) days after the date on which EPIX notifies GSK of its achievement and upon receipt of an invoice from EPIX. The Parties acknowledge that this milestone has been achieved as of the Effective Date and that this amount shall be paid no later than ten (10) days after receipt by GSK of an invoice from EPIX on or after the Effective Date.

          8.2.2 Milestone Payments After Exercise of Option. In consideration for the grant of licenses by EPIX to GSK, GSK will make the following milestone payments to EPIX after exercise by GSK of an Option, within [********] of the achievement of the specified milestone event by GSK, an Affiliate or Sublicensee, and upon receipt of an invoice from EPIX. GSK shall provide EPIX with prompt written notice of the achievement of any milestone described below by GSK, its Affiliates or its Sublicensees.

MILESTONES PAYABLE BY GGL TO EPIX FOLLOWING EXERCISE BY GSK OF OPTION FOR PRX-03140:

EVENT                                              MILESTONE PAYMENT US$
-----                                              ---------------------
[********]                                               [********]

Successful completion of [********] by GSK after         [********]
[********] (1, 2, 3)

Initiation of [********] (1)                             [********]

[********]                                               [********]

[********]                                               [********]

Acceptance of [********] Authorization with the          [********]
[********]

[********]                                               [********]

in [********] (which [********] may occur                [********]
in conjunction with or simultaneously
with [********]

[********]                                               [********]

(1) Payable for the first Licensed Product from each GSK Development Program to achieve the relevant milestone.

(2) If this milestone payment has not been earned and paid prior to the initiation of [********], then the Milestone Payment for the initiation of [********] shall be [********], and this milestone payment [********].

(3) Successful completion of [********] to be determined by GSK (with criteria to be provided to JSC prior to start of studies).

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

MILESTONES PAYABLE BY GSK TO EPIX FOLLOWING EXERCISE BY GSK OF OPTION FOR OTHER EPIX PROGRAMS:

EVENT                                                MILESTONE PAYMENT US$
-----                                                ---------------------
[********]                                                 [********]

Initiation of [********]                                   [********]

[********]                                                 [********]

[********]                                                 [********]

Acceptance of [********] with the [********]               [********]

[********]                                                 [********]

in a [********]                                            [********]

                                                           [********]

(1) Payable for the first Licensed Product from each GSK Development Program to achieve the relevant milestone.

          8.2.3 Net Sales Threshold Milestones. The following Net Sales threshold milestone payments will be payable the first time in the first Calendar Year that the total aggregate Net Sales of all Licensed Products (including all indications and formulations of such Licensed Products) in a Calendar Year by GSK, its Affiliates and Sublicensees in the Territory arising from each GSK Development Program reach the following amounts:

CALENDAR YEAR NET SALES   MILESTONE PAYMENT
-----------------------   -----------------
[********]                    [********]

[********]                    [********]

[********]                    [********]

The total amount that may become payable by GSK to EPIX under this Section 8.2.3 shall be [********] for each GSK Development Program. For clarification, by way of example, if the total annual Net Sales of Licensed Products from a single GSK Development Program for the Calendar Year in which the First Commercial Sale of such a Licensed Product occurs is [********], then [********] would be payable in connection with that GSK Development Program by GSK to EPIX under this
Section 8.2.3. Each of the Net Sales threshold milestone payments and the corresponding Net Sales threshold milestone payments described in this Section
8.2.3 shall be available only one time per GSK Development Program under this Agreement (for avoidance of doubt, the maximum amount payable under this Section
8.2.3 shall be [********] for the four GSK Development Programs).

          8.2.4 Limitations on Milestone Payments. It is understood that each milestone shown above in Section 8.2.2 and Section 8.2.3 shall be payable only once for each EPIX Program Compound, GSK Development Compound, or Licensed Product to achieve the corresponding milestone event, regardless of the total number of EPIX Program Compounds, GSK Development Compounds or Licensed Products, or the number of indications approved for any Licensed Product arising from such EPIX Program or GSK Development Program. No

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Milestone payment shall be owed for any milestone event that is not achieved.
Except as provided in footnote 2 to Section 8.2.1, if one EPIX Program Compound, GSK Development Compound or Licensed Product is substituted for another EPIX Program Compound, GSK Development Compound or Licensed Product, then the milestones payable with respect to the new EPIX Program Compound, GSK Development Compound or Licensed Product shall be only those that were not already paid in respect of the first such EPIX Program Compound, GSK Development Compound or Licensed Product, as applicable. For example, if GSK made a milestone payment of [********] for [********] Compound in an EPIX Program and that EPIX Program is later terminated and substituted with another EPIX Program in accordance with Section 3.3.3, GSK shall not be obligated to make an additional [********] milestone payment on [********] in the substituted EPIX Program. Similarly, if GSK made a milestone payment of [********] for [********] for a GSK Development Compound and GSK later commences another [********] for another GSK Development Compound within the same GSK Development Program, [********] to make an additional [********] milestone payment on commencement of the [********]. In addition, [********] milestone payments are owed on the basis of any different [********] for the same EPIX Program Compound, GSK Development Compound or same Licensed Product if such EPIX Program Compound, GSK Development Compound or Licensed Product has already qualified for a milestone payment.

     8.3 Patent Royalty Payments to EPIX.

          8.3.1 As further consideration to EPIX for the license and other rights granted to GSK under Article 5 of this Agreement, and subject always to the provisions of Sections 8.4 and 8.5, GSK shall pay to EPIX royalties as follows on the total aggregate annual Net Sales in the Territory of all Licensed Products (including all indications and formulations for such Licensed Products):

ANNUAL NET SALES OF LICENSED PRODUCTS FROM [********]   ROYALTY RATE
-----------------------------------------------------   -----------
For that portion of annual Net Sales from [********]     [********]
For that portion of annual Net Sales from [********]     [********]
For that portion of annual Net Sales from [********]     [********]

ANNUAL NET SALES OF LICENSED PRODUCTS FROM [********]   ROYALTY RATE
-----------------------------------------------------   ------------
For that portion of annual Net Sales of [********]       [********]
For that portion of annual Net Sales of [********]       [********]
For that portion of annual Net Sales of [********]       [********]

          8.3.2 Royalty Term. Subject to Section 8.4, royalties to EPIX shall be payable on a Licensed Product-by-Licensed Product and country-by-country basis on Net Sales of Licensed Products during the Royalty Term.

     8.4 Application of Royalty Rates to EPIX Royalties. All royalties set forth under Section 8.3 shall be subject always to the provisions of this Section 8.4 and Section 8.5, and shall only be payable as follows:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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

          8.4.1 Valid Claim. For so long as a Valid Claim of an EPIX Patent covers or claims the manufacture, use, sale or importation of a Licensed Product (as determined on a Licensed Product-by-Licensed Product and country-by-country basis), then the royalty rates as set forth in Section 8.3 shall apply, subject to Section 8.5, if applicable. Only the single highest applicable royalty shall be due with respect to the same unit of Licensed Product.

          8.4.2 Know-How Royalty; Pending Patent Applications. If Section 8.4.1 does not apply, but (1) EPIX owns or Controls a pending patent application within the EPIX Patents that covers or claims the manufacture, use, sale or importation of a Licensed Product (as determined on a Licensed Product-by-Licensed Product and country-by-country basis) or (2) there is no pending patent application (as determined on a Licensed Product-by-Licensed Product and country-by-country basis) then, in either such case, GSK shall pay to EPIX royalty payments at [********] of the relevant royalty rate that would otherwise be payable under Section 8.3 for a period of twelve (12) years from the date of First Commercial Sale of the Licensed Product in such country at issue, and, if there is such a pending patent application, then GSK shall pay the [********] of the relevant royalty rate into an escrow account as provided below, until the [********] (i) such time as a Valid Claim as described in
Section 8.4.1 above issues from such pending patent application, in which case
Section 8.4.1 shall apply; or (ii) the date which is twelve (12) years from the date of First Commercial Sale of the Licensed Product at issue. The payments accruing under the [********] of the relevant royalty rate [********] on behalf of EPIX (with interest from such account being reinvested into such account). Where there is a pending patent application, upon the occurrence of the grant of a patent, as set forth in subsection (i) herein, prior to the term of twelve
(12) years from the date of First Commercial Sale of the Licensed Product in such country at issue, then the [********] of such payments (and interest) in the escrow account shall be promptly paid by GSK to EPIX. If a Valid Claim does not issue within such [********], then GSK shall retain all such amounts paid into escrow, plus all accumulated interest.

          8.4.3 Application of Royalty Thresholds. The royalty rates set forth in Section 8.3 and Section 8.4 are meant to be applied in turn, with the higher royalty rate to be applied on incremental Net Sales above the lower threshold.

     8.5 Third Party Royalty and Other Payments.

          8.5.1 By EPIX; Target-Specific Rights. EPIX shall have sole financial responsibility for all royalty and other payments to any Third Party for Third Party licenses to which EPIX is a party as of the Effective Date, including payments due to [********]. EPIX shall also have sole financial responsibility for satisfying in full all royalties, fees and other payments, and all other obligations, liabilities or claims of any kind owed to any Third Party in order to obtain and maintain any licenses or other rights necessary in order for EPIX [********] however, that to the extent that rights must be obtained from a Third Party in order for EPIX to perform research, Development and Commercialization activities with respect to a particular Program Target(s) prior to GSK's exercise of an Option for an EPIX Program, then GSK shall be responsible for obtaining such rights and paying all amounts that become due under any agreements relating to such rights. The decision to obtain and to maintain such rights shall be solely that of GSK, provided that EPIX shall not be required to work on any Program Target for

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

which such rights are not obtained and maintained, and GSK shall have no obligation to maintain any such rights after GSK elects not or fails to exercise an Option for an EPIX Program for which the right was obtained. EPIX shall have sole financial responsibility for all royalty and other payments required to be paid to any Third Party specifically relating to sales of Returned Compounds and Products sold by EPIX as permitted hereunder. In addition, EPIX shall have all responsibility for any right that must be obtained from a Third Party in order for EPIX to perform research, Development and Commercialization activities for any EPIX Program to be conducted after GSK elects not or fails to exercise an Option.

          8.5.2 By GSK. After GSK's exercise of an Option [********] in a particular country to obtain a license or similar rights under patent rights controlled by a Third Party in order to [********] then GSK shall be entitled to [********] of the amounts payable to such Third Party in connection with such license or similar rights in such country [********] that would otherwise have been payable under [********] to EPIX upon Net Sales of the applicable Licensed Product in such country. [********] shall use its [********] to minimize the amount of any of the foregoing payments owed to Third Parties. In addition to the foregoing, if GSK reasonably determines that it is necessary in a particular country to obtain a license or similar rights under patent rights controlled by a Third Party for [********] Notwithstanding the foregoing, in no event will the reduction to the royalties described in [********] reduce the royalties payable under [********] in any country by more than [********]. GSK shall have the right to carry forward and apply any such unused offset or deduction to which GSK is entitled in future Calendar Quarters or years in the event that such [********] threshold would be exceeded, until the full amount of the offset or deduction to which GSK is entitled is satisfied. Except for payments due from EPIX to [********] under an existing license agreement with EPIX, which shall remain the responsibility of EPIX under Section 8.5.1, GSK shall be responsible for paying any and all royalties or other payments that may be payable to any Third Party as a result of GSK's manufacture, use or sale of any GSK Development Compound or Licensed Product, subject to GSK's rights under this Section 8.5.2.

     8.6 Credits by GSK Against Milestones.

          8.6.1 Additional Back-up Discovery Period. If GSK funds any amounts for the Additional Back-up Discovery Period in accordance with Section 3.5.5, then GSK shall have the right to credit any amounts paid to EPIX against certain milestones as and to the extent provided in Section 3.5.5.

          8.6.2 PoC Trial Package. If GSK funds any amount of a PoC Trial Package for any EPIX Program Compound within an EPIX Program under Section 3.6.1, GSK shall have the [********] such amount paid by GSK to EPIX against any milestones payable by GSK to EPIX under Section 8.2.2 on exercise by GSK of an Option for the EPIX Program in which GSK funded the PoC Trial Package, [********] For instance, if GSK funds a PoC Trial Package in the Second EPIX Program and exercises an Option for the Second EPIX Program, GSK shall have the [********] paid by GSK to fund the PoC Trial Package for the Second EPIX Program [********] for [********] up to a [********]. If GSK funds a PoC Trial Package in the Second EPIX Program, does not exercise an Option for the Second EPIX Program and exercises only an

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

Option for the Third EPIX Program, GSK shall have [********] funded by GSK toward the PoC Trial Package for the Second EPIX Program [********] for the Third EPIX Program.

     8.7 Compulsory Licenses. Should a compulsory license be granted to a Third Party under the applicable laws of any country in the Territory under the EPIX Patents licensed to GSK under Section 5.1, and such Third Party has at least a [********] market share by value of the relevant Licensed Product in such country, the [********] under [********] on Net Sales of Licensed Products in such country will be [********] for such country, with respect to the sales of such Licensed Product in such country, and provided that during such periods such Third Parties sell under the compulsory license articles that [********] Licensed Product then marketed and sold by GSK in that country and such articles contain the [********] contained in the Licensed Product. GSK shall provide prompt notice to EPIX in the event GSK receives notice that such a compulsory license may be demanded.

     8.8 Royalties to GSK. In consideration of GSK's grant of the Transfer License to EPIX under Section 13.5.1(c)(ii), EPIX shall pay GSK the following royalties on Net Sales by EPIX of Returned Compounds and Products in the following situations.

          8.8.1 If GSK elects not to exercise an Option for an EPIX Program as provided in Section 4.1, a royalty of [********] of Net Sales by EPIX, its Affiliates or Sublicensees shall be payable on any product that contains or is comprised of an EPIX Program Compound within such EPIX Program. Maximum cumulative royalty payments under this Section 8.8.1 shall not exceed [********] of the milestone payments and PoC funding made by GSK for the specific EPIX Program under Section 8.2.1 and 3.6.

          8.8.2 If GSK terminates a GSK Development Program (other than the 5-HT4 Partial Agonist Program) during Development, a royalty of [********] of Net Sales by EPIX, its Affiliates or Sublicensees shall be payable on any product that contains or is comprised of a GSK Development Compound within such GSK Development Program.

          8.8.3 If GSK terminates the GSK Development Program arising out of the 5-HT4 Partial Agonist Program during Development, a royalty of [********] of Net Sales by EPIX, its Affiliates or Sublicensees shall be payable on any product that contains or is comprised of a GSK Development Compound within such GSK Development Program (with maximum cumulative royalty payments not to exceed [********] of the milestone payments and PoC funding made by GSK for the 5-HT4 Partial Agonist Program under Sections 8.2.1, 8.2.2 and 3.6.

          8.8.4 If GSK terminates a GSK Development Program after Regulatory Approval of a Licensed Product included within such GSK Development Program, a royalty of [********] of Net Sales by EPIX, its Affiliates or Sublicensees shall be payable on any product that contains or is comprised of a GSK Development Compound within such GSK Development Program.

          8.8.5 For all royalties payable to GSK under this Section 8.8, only the single highest applicable royalty from the above rates shall apply to Net Sales of any product.

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

          8.8.6 EPIX shall pay royalties to GSK under Section 8.8 commencing on the First Commercial Sale of a particular product Commercialized by EPIX, its Affiliates or Sublicensees in a country until the later of: (i) twelve (12) years after the First Commercial Sale of such product in such country, and (ii) the expiration or termination of the last to expire patent in such country within the EPIX Patents or GSK Patents with a Valid Claim claiming the manufacture, use, sale or importation of the product in such country.

     8.9 Manner of Payment. All payments to be made by GSK or EPIX hereunder shall be made in Dollars by wire transfer of immediately available funds to such United States bank account as shall be designated by GSK or EPIX. Late payments shall bear interest at the rate provided in Section 8.15

     8.10 Royalty Payments Reports. After the First Commercial Sale of a Licensed Product and for the Royalty Term, GSK shall furnish to EPIX a written report, within forty-five (45) days after the end of each Calendar Quarter (or portion thereof if this Agreement terminates during a Calendar Quarter), showing the amount of royalty due for such Calendar Quarter (or portion thereof). Royalty payments for each Calendar Quarter shall be due at the same time as such written report for the Calendar Quarter. With each quarterly payment, GSK shall deliver to EPIX a full and accurate accounting to include at least the following information:

          (a) the Net Sales for the applicable Licensed Product by GSK, its Affiliates, and Sublicensees in [********]

          (b) the royalties payable in Dollars which shall have accrued hereunder in respect of such Net Sales and the basis for calculating those royalties;

          (c) the exchange rates and other methodology used in converting into U.S. Dollars, from the currencies in which sales were made;

          (d) dispositions of Licensed Products other than pursuant to sale for cash; and

          (e) withholding taxes, if any, required by applicable Law to be deducted in respect of such royalties.

If EPIX Commercializes a product on which royalties are due to GSK under Section 8.8, EPIX shall provide similar royalty payment reports to GSK, commencing with the First Commercial Sale of such product and continuing for the term set forth in Section 8.8.6, containing the information set forth above.

     8.11 Records Retention. Commencing with the First Commercial Sale of a Licensed Product by GSK or a product Commercialized by EPIX, as applicable, GSK and EPIX each shall keep, and shall cause each of its respective Affiliates, and Sublicensees, if any, to keep, full and accurate books of accounting in accordance with IFRS or GAAP, as applicable, containing all particulars that may be necessary for the purpose of calculating all royalties payable to the other Party under this Article 8, for a period of [********] after the year in which such sales occurred, in sufficient detail to permit GSK or EPIX, as applicable, to confirm the accuracy of royalties

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paid hereunder. Such books of accounting (including, without limitation, those of GSK's and EPIX's respective Affiliates, and Sublicensees, if any) shall be kept at their principal place of business; provided, however, that EPIX acknowledges that certain of the books of accounting for GSK will be kept locally at the individual country offices of GSK and its Affiliates.

     8.12 Audits. During the Term of this Agreement and for a period of [********] thereafter, at the request and expense of a Party receiving royalties under this Article 8 (the "Payee"), the Party making any payment (the "Payor") shall permit an independent, certified public accountant of nationally recognized standing appointed by the Payee, and reasonably acceptable to the Payor, at reasonable times and upon reasonable notice, but in no case more than once per calendar year thereafter, to examine such records as may be necessary for the sole purpose of verifying the calculation and reporting of Net Sales and the correctness of any royalty payment made under this Agreement for any period within the preceding [********]. Results of any such examination shall be made available to both Payor and Payee. The independent, certified public accountant shall disclose to the Payee only the royalty amounts which the independent auditor believes to be due and payable hereunder to the Payee, details concerning any discrepancy from the amount paid and the amount due, and shall disclose no other information revealed in such audit. Any and all records examined by such independent accountant shall be deemed the Payor's Confidential Information which may not be disclosed by said independent, certified public accountant to any Third Party. If, as a result of any inspection of the books and records of the Payor, it is shown that a Payee's payments under this Agreement were less than the amount which should have been paid, then the Payor shall make all payments required to be made to eliminate any discrepancy revealed by said inspection within [********]. The Payee shall pay for such audits, except that in the event that the royalty payments made by the Payor were less than [********] of the undisputed amounts that should have been paid during the period in question as per the audit, the Payor shall pay the reasonable costs of the audit.

     8.13 Currency Exchange. All payments under this Agreement shall be payable, in full, in U.S. Dollars, regardless of the country(ies) in which sales are made. For the purposes of computing Net Sales of Licensed Products or products Commercialized by EPIX that are sold in a currency other than U.S. Dollars, such currency shall be converted into U.S. Dollars as calculated at the actual average rates of exchange for the pertinent quarter or year to date, as the case may be, as used by GSK or EPIX in producing its quarterly and annual accounts, as confirmed by their respective auditors. [********].

     8.14 Taxes.

          8.14.1 Sales or Other Transfers. The recipient of any transfer under this Agreement of EPIX Patents, EPIX Know-How, GSK Patents, GSK Know-How, EPIX Program Compounds or GSK Development Compounds, Licensed Products, or Returned Compounds and Products, as the case may be, shall be solely responsible for any sales, use, value added, excise or other taxes applicable to such transfer. All amounts relating to sales or transfers under this Agreement and any other documents related to this Agreement, of EPIX Patents, EPIX Know-How, GSK Patents, GSK Know-How, EPIX Program Compounds or GSK Development Compounds, Licensed Products or Returned Compounds or Products, as the case may be, are

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stated exclusive of [********]. The Payor is responsible for the payment of all such appropriately levied taxes to the Payee. The Payee will provide to the Payor, within 30 days (or alternative territory specific time period as set out in the local legislation), of the receipt of any consideration under this Agreement, a valid VAT invoice if appropriate. Should such amounts of VAT be refunded subsequently by the fiscal authorities to the Payee, the Payee will refund these monies to the Payor within thirty (30) days of receipt. Where local laws mean the recipient of services under this Agreement is required to self-account for VAT, the recipient undertakes to so account. Furthermore, where local laws require the recipient to pay import VAT and duties to the fiscal authorities relating to product shipped, the recipient undertakes so to do.

          8.14.2 Tax Withholding. In the event that the Payor is required to withhold any tax to the tax or revenue authorities in any country regarding any payment to the Payee due to the laws of such country, such amount shall be deducted from the payment to be made by the Payor, and the Payor shall promptly notify the Payee of such withholding and, within a reasonable amount of time after making such deduction, furnish the Payee with copies of any tax certificate or other documentation evidencing such withholding. Each of Payor and Payee agrees to cooperate with the other in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect. However, any such deduction or withholding shall be an expense of and borne solely by the Payee.

          8.14.3 Completion of Application for Tax Withholding. Promptly after the Effective Date, EPIX shall complete application found at http:// www.hmrc.gov.uk/cnr/us_company_2002.pdf.

     8.15 Interest Due. Without limiting any other rights or remedies available to either Party, each Party shall pay the other interest on any payments that are not paid on or before the date such payments are due under this Agreement at a rate of [********] per month or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.

                                    ARTICLE 9

                   REPRESENTATIONS AND WARRANTIES; DISCLAIMER;
                             LIMITATION OF LIABILITY

     9.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date that:

          9.1.1 such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

          9.1.2 execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized.

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          9.1.3 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof.

          9.1.4 the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a Party.

          9.1.5 the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

          9.1.6 no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements except as may be required under the Stock Purchase Agreement or to obtain Hart-Scott-Rodino clearance; and

          9.1.7 to the best of its knowledge, has not employed and has not used a contractor or consultant that has employed, any individual or entity debarred by the FDA (or subject to a similar sanction of EMEA), or, to the best of its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMEA), in the conduct of its activities prior to the Effective Date of this Agreement.

     9.2 Representations and Warranties of EPIX. EPIX hereby represents and warrants to GSK, as of the Effective Date, that, to the best of its knowledge:

          9.2.1 EPIX is the owner of, or otherwise has the right to grant all rights and licenses it purports to grant to GSK with respect to the EPIX Patents and EPIX Know-How under this Agreement;

          9.2.2 except for the license from [********] EPIX does not require any licenses or other intellectual property rights from any Third Parties in order to conduct research and Development activities contemplated in the EPIX Programs;

          9.2.3 all fees required to be paid by EPIX in order to maintain the EPIX Patents have been paid to date, and none of such EPIX Patents have been abandoned or cancelled for failure to prosecute or maintain them;

          9.2.4 there is no pending litigation which alleges, or any written communication alleging, that EPIX's activities with respect to the EPIX Patents have infringed or misappropriated any of the intellectual property rights of any Third Party;

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          9.2.5 EPIX has no present knowledge from which it concludes that any of the EPIX Patents are invalid or unenforceable;

          9.2.6 there are no additional licenses (beyond those granted to GSK under Article 5 pursuant to the exercise of a Option) required by GSK under any intellectual property owned or Controlled by EPIX or its Affiliate as of the Effective Date which would be required in order for GSK to further Develop and Commercialize any EPIX Program Compound or Licensed Product as contemplated under this Agreement pursuant to the exercise by GSK of any of its Options, and
(ii) all such intellectual property owned or Controlled by EPIX as of the Effective Date and during the Term shall be included within the EPIX Patents and EPIX Know-How;

          9.2.7 EPIX has not, as of the Effective Date, granted any right or license to any Third Party relating to any of the EPIX Patents or EPIX Know-How which would conflict or interfere with any of the rights or licenses granted to GSK hereunder; and

          9.2.8 EPIX has disclosed to GSK all material data and information, and all material correspondence to or from any Regulatory Authority regardless of whether such data, correspondence and information would have a positive, neutral, or negative impact on the commercial potential of the EPIX Program Compounds in existence as of the Effective Date, that would in EPIX's reasonable opinion be material and relevant to a reasonable assessment, of the scientific, commercial, safety, and regulatory liabilities of such EPIX Program Compounds.

     9.3 Covenants of GSK. GSK covenants that it shall perform it obligations and exercise it rights hereunder in compliance with all applicable material legal and regulatory requirements. GSK further covenants that (i) it shall not knowingly engage in any activities that use the EPIX Patents and/or EPIX Know-How in a manner that is outside the scope of the license rights granted to it hereunder or that infringe the intellectual property rights of any Third Party; and (ii) that it has or will have the financial resources to carry out its obligations under this Agreement.

     9.4 Covenants of EPIX. EPIX hereby covenants that:

          9.4.1 all employees of EPIX or its Affiliates working under this Agreement shall be under the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, if any, to EPIX as the sole owner thereof;

          9.4.2 EPIX shall perform its activities pursuant to this Agreement in compliance with good laboratory and clinical practices and cGMP, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted, and with respect to the care, handling and use in research and Development activities hereunder of any non-human animals by or on behalf of EPIX, shall at all times comply (and shall ensure compliance by any of its subcontractors) with all applicable federal, state and local laws, regulations and ordinances, and also with the [********] in the industry for the [********] in pharmaceutical and Development activities, subject to GSK's reasonable right of inspection; and

          9.4.3 EPIX hereby covenants to GSK that it shall disclose to GSK and provide it

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with [********] and [********] to/from any [********] regardless of whether such
[********] and [********] would have a [********] on the [********] or
[********] of an EPIX Program and EPIX Program Compounds included therein, that EPIX [********] would be [********] of the scientific, commercial, safety, and regulatory [********] to be considered by [********] whether or not to [********] with respect to each EPIX Program.

     9.5 Mutual Covenants.

          9.5.1 Neither Party shall employ (or, to the best of its knowledge, shall not use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of EMEA), or, to the best of its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMEA), in the conduct of its activities under this Agreement; and

          9.5.2 Neither Party shall, during the Term, grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.

     9.6 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EPIX MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EPIX PATENTS OR EPIX KNOW-HOW OR ANY LICENSE GRANTED BY EPIX HEREUNDER, OR WITH RESPECT TO ANY EPIX PROGRAM COMPOUNDS OR LICENSED PRODUCTS. FURTHERMORE, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE EPIX PATENTS ARE VALID OR ENFORCEABLE OR THAT USE OF THE EPIX PATENTS AND EPIX KNOW-HOW CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, GSK MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY GSK PATENT OR GSK CONFIDENTIAL INFORMATION OR ANY LICENSE GRANTED BY GSK HEREUNDER, OR WITH RESPECT TO ANY GSK DEVELOPMENT COMPOUNDS OR LICENSED PRODUCTS. FURTHERMORE, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE GSK PATENTS ARE VALID OR ENFORCEABLE OR THAT USE OF THE GSK PATENTS AND GSK KNOW-HOW CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

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                                   ARTICLE 10

                  PATENT MAINTENANCE; INFRINGEMENT; EXTENSIONS

     10.1 Ownership of Inventions. Inventorship of inventions conceived or reduced to practice in the course of activities performed under or contemplated by this Agreement shall be determined by application of United States patent Laws pertaining to inventorship. If such inventions are jointly invented by one or more employees, consultants or contractors of each Party, such inventions shall be jointly owned (each such invention is hereinafter a "Joint Invention"), and if one or more claims included in an issued patent or pending patent application which is filed in a patent office in the Territory claim such Joint Invention, such claims shall be jointly owned (each such patent application or patent is hereinafter a "Joint Patent"). If such an invention is solely invented by an employee, consultant or contractor of a Party, such invention shall be solely owned by such Party, and any patent application filed claiming such solely owned invention shall also be solely owned by such Party. This Agreement shall be understood to be a joint research agreement in accordance with 35 U.S.C. Section 103(c)(3) to develop the EPIX Program Compounds, the GSK Development Compounds and Licensed Products. Each Party shall enter into binding agreements obligating all employees, consultants and contractors performing activities under or contemplated by this Agreement, including activities related to the EPIX Program Compounds, GSK Development Compounds or Licensed Products, to assign his/her interest in any invention conceived or reduced to practice in the course of such activities to the Party for which such employee, consultant or contractor is providing its services.

     10.2 Filing, Prosecution and Maintenance of EPIX Patents. Unless and until GSK exercises an Option, EPIX shall be responsible, using patent counsel selected by EPIX (for avoidance of doubt, all references in this Article 10 to "patent counsel" shall include inside patent counsel as well as outside patent counsel), for the preparation, prosecution (including, without limitation, any interferences, reissue proceedings and reexaminations) and maintenance of EPIX Patents, and the [********]; provided, however, that on an EPIX Program-by-EPIX Program basis, if GSK exercises an Option with respect to an EPIX Program, [********] for an EPIX Program and EPIX subsequently licenses or otherwise Develops or Commercializes an EPIX Program Compound from such EPIX Program with or through a Third Party or a Third Party sublicensee (not including such activities conducted by EPIX with or through a Third Party service provider, such as a contract research organization), [********]. Upon request by GSK, EPIX shall provide GSK with an update of the filing, prosecution and maintenance status for each of the EPIX Patents. EPIX shall reasonably consult with GSK, and shall take any GSK comments into good faith consideration, with respect to the preparation, prosecution and maintenance of the EPIX Patents. EPIX shall provide to GSK copies of any papers relating to the filing, prosecution or maintenance of the EPIX Patents promptly upon their being filed or received. EPIX shall not knowingly take any action during prosecution and maintenance of the EPIX Patents that would materially adversely affect them (including any reduction in claim scope), without GSK's prior consent. Upon the exercise by GSK of an Option and thereafter during the Term, GSK shall be responsible, using patent counsel selected by GSK, for the

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preparation, prosecution (including, without limitation, any interferences, reissue proceedings and reexaminations) and maintenance of the EPIX Patents that are subject to the license granted upon exercise of the Option. For infringement under 35 USC 271 (e)(2) where GSK has exercised an Option under Section 4.1 and where GSK is the holder of the applicable NDA or MAA, GSK has the sole right to initiate legal action to enforce all EPIX Patents licensed to it pursuant to
Section 5.1, against infringement or misappropriation by Third Parties or defend any declaratory judgment action relating thereto. Such activities shall be at [********]. Following the exercise by GSK of an Option, GSK may file a notice with governmental patent offices of the exclusive license to the EPIX Patents granted to GSK hereunder. Upon request by EPIX, GSK shall provide EPIX with an update of the filing, prosecution and maintenance status for such EPIX Patents. GSK shall reasonably consult with EPIX, and shall take any EPIX comments into good faith consideration, with respect to the preparation, prosecution and maintenance of such EPIX Patents. GSK shall provide to EPIX copies of any papers relating to the filing, prosecution or maintenance of such EPIX Patents promptly upon their being filed or received. GSK shall not knowingly take any action during prosecution and maintenance of such EPIX Patents that would materially adversely affect them (including any reduction in claim scope), without EPIX's prior consent.

     10.3 Patent Abandonment. In no event will the Party responsible for filing, prosecution and maintenance of particular EPIX Patents under Section 10.2 (in each case, the "Responsible Party") permit such patents to be abandoned in any country in the Territory, or elect not to file a new patent application claiming priority to a patent application within such EPIX Patents either before such patent application's issuance or within the time period required for the filing of an international (i.e., Patent Cooperation Treaty), regional (including European Patent Office) or national application, without the other Party first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of such EPIX Patents, or the filing of such new patent application. Accordingly, the Responsible Party shall provide the other Party with notice of the allowance and expected issuance date of any patent within the EPIX Patents, and any of the aforementioned filing deadlines, and such Party shall provide the Responsible Party with prompt notice as to whether it desires the Responsible Party to file such new patent application. In the event that the Responsible Party decides either (i) not to continue the prosecution or maintenance of a patent application or patent within EPIX Patents in any country or (ii) not to file such new patent application requested to be filed by the other Party, the Responsible Party shall provide such Party with notice of this decision at least thirty (30) days prior to any pending lapse or abandonment thereof. In such event, the Responsible Party shall provide the other Party with an opportunity to assume responsibility for all costs reasonably associated with the filing and/or further prosecution and maintenance of such patent application and any patent issuing thereon (such filing to occur prior to the issuance of the patent to which the application claims priority or expiration of the applicable filing deadline, as set forth above). In the event that such other Party assumes such responsibility for such filing, prosecution and maintenance costs, such other Party shall have the right to transfer the responsibility for such filing, prosecution and maintenance of such patent applications and patents to patent counsel selected by it and reasonably acceptable to the Responsible Party. In such case, Section 10.2 shall apply to such patent applications and patents except that the role of the Parties shall be reversed. Such patent applications and patents shall otherwise continue to be subject to all of the

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terms and conditions of the Agreement in the same manner and to the same extent as the other EPIX Patents.

     10.4 Enforcement of EPIX Patents Against Infringers.

          10.4.1 Enforcement by GSK. In the event that EPIX or GSK become aware of a suspected infringement of any EPIX Patent exclusively licensed to GSK under this Agreement, or any such EPIX Patent is challenged in any action or proceeding (other than any interferences, reissue proceedings or reexaminations, which are addressed above), such Party shall notify the other Party promptly, and following such notification, the Parties shall confer. Upon the exercise by GSK of an Option and thereafter during the Term, GSK shall have the right, but shall not be obligated, to defend any such action or proceeding or bring an infringement action with respect to such infringement at its own expense, in its own name and entirely under its own direction and control, subject to the following, or settle any such action, proceeding or dispute by license. EPIX shall reasonably assist GSK (at GSK's expense) in any action or proceeding being defended or prosecuted if so requested, and shall lend its name to such actions or proceedings if reasonably requested by GSK or required by applicable Law. EPIX shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of an EPIX Patent may be entered into by GSK without the prior written consent of EPIX, which consent shall not be unreasonably withheld, delayed or conditioned.

          10.4.2 Enforcement by EPIX. If GSK elects not to timely settle, defend or bring any action for infringement described in Section 10.4.1, then EPIX may defend or bring such action at its own expense, in its own name and entirely under its own direction and control, subject to the following. GSK shall reasonably assist EPIX (at EPIX's expense) in any action or proceeding being defended or prosecuted if so requested, and shall lend its name to such actions or proceedings if requested by EPIX or required by applicable Law. GSK shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of an EPIX Patent shall be entered into by EPIX without the prior written consent of GSK, which consent shall not be unreasonably withheld, delayed or conditioned.

          10.4.3 Withdrawal. If either Party brings an action or proceeding under this Section 10.4 and subsequently ceases to pursue or withdraws from such action or proceeding, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this
Section 10.4

          10.4.4 Damages. In the event that either Party exercises the rights conferred in this Section 10.4 and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith, including, without limitation, attorneys fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be retained by the Party that controlled the action or proceeding

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under this Section 10.4; provided, however, that if [********] is the Party that controlled such action or proceeding, [********] shall receive out of any such remaining recovery received by [********] an amount as follows: (i) as to [********] shall receive payment equivalent to payments that would have been due to [********] under this Agreement had the infringing sales that [********] lost to the infringer been made by [********] and (ii) as to special or punitive damages, [********] of such damages shall be retained by [********] and the remaining [********] shall be paid by [********] to [********].

     10.5 Patent Term Extension. EPIX and GSK shall each cooperate with one another and shall use Commercially Reasonable Efforts in obtaining patent term extension (including without limitation, any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to patent rights covering the Licensed Products, as applicable. If elections with respect to obtaining such patent term extensions are to be made, GSK shall have the right to make the election to seek patent term extension or supplemental protection, provided that such election will be made so as to maximize the period of marketing exclusivity for the Licensed Product. For such purpose, for all Regulatory Approvals GSK shall provide EPIX with written notice of any expected Regulatory Approval at least thirty (30) days prior to the expected date of Regulatory Approval, as well as notice within three (3) business days of receiving each Regulatory Approval confirming the date of such Regulatory Approval.

     10.6 Notification of Patent Certification. GSK shall notify and provide EPIX with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of an EPIX Patent pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application, an application under Section 505(b)(2) or other similar patent certification by a Third Party, and any foreign equivalent thereof. Such notification and copies shall be provided to EPIX within thirty (30) days after GSK receives such certification. In addition, upon request by EPIX, GSK shall provide reasonable assistance and cooperation (including, without limitation, making available to EPIX documents possessed by GSK that are reasonably required by EPIX and making available personnel for interviews and testimony) in any actions reasonably undertaken by EPIX in accordance with Section 10.4 to contest any such patent certification.

     10.7 Regulatory Data Protection

          10.7.1 To the extent required by law or permitted by Law, each Party will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities during the Term of this Agreement, all applicable Patents for any EPIX Program Compound or Licensed Product that such Party intends to, or has begun to Commercialize, and that have become the subject of a marketing application submitted to FDA, such listings to include all so called "Orange Book" listings required under the Hatch-Waxman Act and all so called "Patent Register" listings as required in Canada.

          10.7.2 Prior to such listings, the Parties will meet to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, the Party responsible for marketing

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the applicable EPIX Program Compound or Licensed Product will retain final decision-making authority as to the listing of all applicable Patents for such EPIX Program Compound or Licensed Product, regardless of which Party owns such Patent.

                                   ARTICLE 11

                    NONDISCLOSURE OF CONFIDENTIAL INFORMATION

     11.1 Nondisclosure. Each Party agrees that, for so long as this Agreement is in effect and for a period of [********] thereafter, a Party (the "Receiving Party") receiving Confidential Information of the other Party (the "Disclosing Party") (or that has received any such Confidential Information from the other Party prior to the Effective Date) shall (i) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, (ii) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (iii) shall not create or imply any rights or licenses not expressly granted under Article 5 hereof).

          11.1.1 Exceptions. The obligations in Section 11.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent proof:

               (a) is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder; or

               (b) was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party; or

               (c) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use; or

               (d) is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party.

     11.2 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

          (a) filing or prosecuting patents;

          (b) Regulatory Filings and obtaining Regulatory Approvals;

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          (c) prosecuting or defending litigation;

          (d) subject to Section 11.4, complying with applicable Laws (including, without limitation, the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party's counsel, such disclosure is necessary for such compliance; and

          (e) disclosure, solely on a "need to know basis", to Affiliates, potential and future collaborators (including Sublicensees), acquirers or assignees permitted under Section 15.4, research and Development collaborators, subcontractors, investment bankers, investors, lenders, and their and each of the Parties' respective directors, employees, contractors and agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 11;

provided, however, that in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 11.2(e) to treat such Confidential Information as required under this Article 11.

     If and whenever any Confidential Information is disclosed in accordance with this Section 11.2, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 11.4 and other than pursuant to Section 11.2(e), the Receiving Party shall notify the Disclosing Party of the Receiving Party's intent to make such disclosure pursuant to this Section 11.2 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information.

     11.3 Terms of this Agreement. The Parties acknowledge that this Agreement, the Stock Purchase Agreement and all of the respective terms of this Agreement and the Stock Purchase Agreement shall be treated as Confidential Information of both Parties.

     11.4 Securities Filings. In the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to the terms and conditions of this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities Law, the Party shall notify the other Party of such intention and shall provide such other Party with a copy of relevant portions of the proposed filing not less than [********] prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to the terms and conditions of this Agreement, and shall use reasonable efforts to obtain confidential treatment of the terms and conditions of this Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information which it is advised by counsel is legally required to be disclosed or required to be disclosed. No such notice shall be required under this Section 11.4 if the description of or reference to this

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Agreement contained in the proposed filing has been included in any previous filing made by the either Party hereunder or otherwise approved by the other Party.

     11.5 Relationship to Confidentiality Agreement. This Agreement supersedes the Confidential Disclosure Agreement between the Parties executed April 1, 2005, provided that all "Confidential Information" disclosed or received by the Parties thereunder shall be deemed "Confidential Information" hereunder and shall be subject to the terms and conditions of this Agreement.

     11.6 Publications.

          11.6.1 Publication by GSK. After exercise of an Option, GSK may publish or present data and/or results relating to a GSK Development Compound, a GSK Development Program or Licensed Product in scientific journals and/or at scientific conferences, subject to the prior review and comment by EPIX as follows. GSK shall provide EPIX with the opportunity to review any such proposed abstract, manuscript or presentation by delivering a copy thereof to EPIX no less than [********] before its intended submission for publication or presentation. EPIX shall have [********] from its receipt of any such abstract, manuscript or presentation in which to notify GSK in writing of any specific objections to the disclosure of Confidential Information of EPIX (including EPIX Know-How). In the event EPIX objects to the disclosure in writing within such [********] period, GSK agrees not to submit the publication or abstract or make the presentation containing the objected-to information until the Parties have agreed to the content of the proposed disclosure, and GSK shall delete from the proposed disclosure any EPIX Confidential Information upon the reasonable request by EPIX. Once any such abstract or manuscript is accepted for publication, GSK will provide EPIX with a copy of the final version of the manuscript or abstract.

          11.6.2 Publication by EPIX. EPIX may publish or present data and/or results relating to an EPIX Program or an EPIX Program Compound in scientific journals and/or at scientific conferences, subject to the prior review and comment by GSK as follows. EPIX shall provide GSK with the opportunity to review any such proposed abstract, manuscript or presentation by delivering a copy thereof to GSK no less than [********] before its intended submission for publication or presentation. GSK shall have [********] from its receipt of any such abstract, manuscript or presentation in which to notify EPIX in writing of any specific objections to the disclosure of Confidential Information of GSK (including GSK Know-How). In the event GSK objects to the disclosure in writing within such [********] period, EPIX agrees not to submit the publication or abstract or make the presentation containing the objected-to information until the Parties have agreed to the content of the proposed disclosure, and EPIX shall delete from the proposed disclosure any GSK Confidential Information upon the reasonable request of GSK. Once any such abstract or manuscript is accepted for publication, EPIX will provide GSK with a copy of the final version of the manuscript or abstract. The Parties acknowledge that publications relating to EPIX Program Compounds submitted for publication by EPIX prior to the Effective Date shall not be subject to the above review procedure.

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          11.6.3 Publication of Clinical Trial Results. Notwithstanding Sections
11.6.1 and 11.6.2, GSK shall have no right to publish the results of human clinical trial data generated by EPIX prior to the exercise by GSK of an Option without the consent of EPIX. After the exercise of an Option, GSK shall have the right to publish such data generated by EPIX with respect to the relevant EPIX Program Compound(s) without obtaining the consent of EPIX. Additionally, GSK shall have the right to publish the results of human clinical trial data generated by GSK with respect to a GSK Development Compound without the consent of EPIX. The Parties shall discuss and reasonably cooperate in order to facilitate the process to be employed in order to ensure the publication of any such summaries of human clinical trials data and results as required on the clinical trial registry of each respective Party, and shall provide the other Party at least [********] prior notice to review the clinical trials results to be published for the purposes of preparing any necessary Patent filings.

                                   ARTICLE 12

                                    INDEMNITY

     12.1 GSK Indemnity. GSK shall indemnify, defend and hold harmless EPIX and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the "EPIX Indemnitees"), from and against any and all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including, without limitation, reasonable legal expenses, costs of litigation and reasonable attorney's fees) or judgments, whether for money or equitable relief, of any kind ("Losses and Claims"), but [********] arising out of or relating to, directly or indirectly: (i) the negligence, recklessness or wrongful intentional acts or omissions of GSK and/or its Affiliates and its or their respective directors, officers, employees and agents, in connection with GSK's performance of its obligations or exercise of its rights under this Agreement; (ii) any breach by GSK of any representation or warranty set forth in
Article 9; (iii) the research, Development, Commercialization (including, without limitation, promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, manufacture, labeling, handling or storage, or use of, or exposure to, any GSK Development Compounds or Licensed Product by or for GSK or any of its Affiliates, Sublicensees, agents and contractors, including, without limitation, for each of clauses (i), (ii) and (iii), claims and threatened claims based on (x) product liability, bodily injury, risk of bodily injury, death or property damage or (y) the failure to comply with applicable Law; except in any such case for Losses and Claims to the extent reasonably attributable to any EPIX Indemnitee having committed an act or acts of gross negligence, recklessness or willful misconduct.

     12.2 EPIX Indemnity. EPIX shall indemnify, defend and hold harmless GSK and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the "GSK Indemnitees"), from and against any and all Losses and Claims, but [********] arising out of or relating to, directly or indirectly:
(i) the negligence, recklessness or wrongful intentional acts or omissions of EPIX

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and/or its Affiliates and its or their respective directors, officers, employees and agents, in connection with EPIX's performance of its obligations or exercise of its rights under this Agreement; (ii) any breach by EPIX of any representation or warranty set forth in Article 9; (iii) the research, Development, Commercialization (including, without limitation, promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, manufacture, labeling, handling or storage, or use of, or exposure to, any EPIX Program Compound, Returned Compounds and Products by or for EPIX or any of its Affiliates, Sublicensees, agents and contractors, including, without limitation, for each of clauses (i), (ii) and (iii), claims and threatened claims based on (x) product liability, bodily injury, risk of bodily injury, death or property damage and (y) the failure to comply with applicable Law; except in any such case for Losses and Claims to the extent reasonably attributable to any GSK Indemnitee having committed an act or acts of gross negligence, recklessness or willful misconduct.

     12.3 Indemnification Procedure. A claim to which indemnification applies under Section 12.1 or Section 12.2 shall be referred to herein as an "Indemnification Claim". If any Person or Persons (collectively, the "Indemnitee") intends to claim indemnification under this Article 12, the Indemnitee shall notify the other Party (the "Indemnitor") in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee, provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as aforesaid, the Indemnitee may defend the Indemnification Claim but shall have no obligation to do so. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee's interests (including without limitation any rights under this Agreement or the scope or enforceability of the EPIX Patents Rights or EPIX Know-How, or Confidential Information or patent or other rights licensed to EPIX by GSK hereunder), without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld or delayed. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor's expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to
Article 11.

     12.4 Limitation of Liability. EXCEPT FOR A BREACH OF ARTICLE 11 OR FOR CLAIMS OF A THIRD PARTY WHICH ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 12, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR

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EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE,
MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS).

     12.5 Insurance.

          12.5.1 By GSK. GSK hereby represents and warrants to EPIX that it is self-insured against liability and other risks associated with its activities and obligations under this Agreement in [********] for the activities to be conducted by it under this Agreement. GSK shall [********] upon request.

          12.5.2 By EPIX. EPIX shall, beginning with the initiation of the first clinical trial for an EPIX Program Compound, maintain at all times thereafter during the Term of the Agreement, and until the later of (i) three (3) years after termination or expiration of the Agreement or (ii) the date that all statutes of limitation covering claims or suits that may be brought for personal injury based on the sale or use of an EPIX Program Compound by EPIX have expired in all states in the U.S., commercial general liability insurance from a recognized, creditworthy insurance company, on an "occurrence basis" which includes contractual liability coverage and product liability, on a "claims-made basis" with coverage limits of at least [********] per claim and annual aggregate, before EPIX enters Phase II Trials with respect to any EPIX Program Compound and is increased to at least (b) [********] before EPIX initiates the First Commercial Sale of any product hereunder. EPIX shall furnish to GSK evidence of such insurance, upon request. The minimum level of insurance set forth herein shall not be construed to create a limit on EPIX's liability hereunder. Within ten (10) days following written request from GSK, EPIX shall furnish to GSK a certificate of insurance evidencing such coverage as of the date. Each such certificate of insurance, as well as any certificates evidencing new or modified coverages of EPIX, shall be subject to commercial availability and include a provision whereby sixty (60) days' written notice must be received by GSK prior to coverage modification or cancellation by either EPIX or the insurer and of any new coverage. In the case of a modification or cancellation of such coverage, EPIX shall promptly provide GSK with a new certificate of insurance evidencing that EPIX's coverage meets the requirements of this Section.

                                   ARTICLE 13

                              TERM AND TERMINATION

     13.1 Term; Expiration. This Agreement shall become effective as of the Effective Date and shall continue in force and effect until expiration as described in this Section 13.1, unless earlier terminated pursuant to the other provisions of this Article 13, and shall expire as follows:

          13.1.1 on a product-by-product and country-by-country basis, on the date of

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expiration of all payment obligations of both GSK and EPIX under this Agreement with respect to each product in each country, as applicable; and

          13.1.2 in its entirety upon the expiration of all payment obligations under this Agreement with respect to the last product in the last country in the Territory; or

          13.1.3 if GSK exercises none of its Options hereunder, this Agreement will terminate within thirty (30) days of the termination of the Option Period with respect to the last Option.

          13.1.4 The period from the Effective Date until the date of expiration or termination of the entire Agreement, or as the case may be, until the date of expiration or termination of the Agreement in part with respect to a given program or product, shall be the "Term" of the Agreement in its entirety or with respect to a given program or product, as applicable.

          13.1.5. Effect of Expiration of the Term.

               (a) As to Licensed Products. Subject to the terms and conditions of this Agreement (including those which survive termination), upon expiration of the Term, as determined on a Licensed Product-by-Licensed Product and country-by-country basis, GSK shall have an exclusive, fully-paid and royalty-free, right and license, with the right to grant sublicenses, under all EPIX Patents and EPIX Know-How to make, have made, use, sell, offer to sell and import Licensed Products in the Field and in the Territory, for so long as GSK continues to do so.

               (b) As to Returned Compounds and Products. Subject to the terms and conditions of this Agreement (including those which survive termination), upon expiration of the Term, as determined on a product-by-product and country-by-country basis, EPIX shall have an exclusive, fully-paid and royalty-free, Transfer License (as defined in Section 13.5.1(c)(ii)), with the right to grant sublicenses, to make, have made, use, sell, offer to sell and import Returned Compounds and Products in the Field and in the Territory, for so long as EPIX continues to do so.

     13.2 Termination for Cause.

          13.2.1 Material Breach. Either Party (the "Non-breaching Party") may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement during the Term, on an EPIX Program-by-EPIX Program basis, GSK Development Program-by-GSK Development Program basis, or in its entirety, as it shall determine in its sole discretion, in the event the other Party (the "Breaching Party") shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for [********] after written notice thereof is provided to the Breaching Party by the Non-breaching Party, such notice describing the alleged material breach in sufficient detail to put the Breaching Party on notice.

          13.2.2 Disagreement as to Material Breach; Cure Period. If the Parties

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reasonably and in good faith disagree as to whether there has been a material breach, the Party which seeks to dispute that there has been a material breach may contest the allegation in accordance with Section 14.1. Notwithstanding the above sentence, the cure period for any allegation made in good faith as to a material breach under this Agreement will run from the date that written notice was first provided to the Breaching Party by the Non-Breaching Party. Any such termination of the Agreement under this Section 13.2 shall become effective at the end of such [********] cure period, unless the Breaching Party has cured any such breach or default prior to the expiration of such [********] period, or, if such breach is not susceptible to cure within a [********], then, the Non-Breaching Party's right to termination shall be suspended only if and for so long as the Breaching Party has provided to the Non-Breaching Party a written plan that is reasonably calculated to effect [********], and the Breaching Party commits to and does carry out such plan as provided to the Non-Breaching Party. The right of either Party to terminate this Agreement, or a portion of this Agreement, as provided in this Section 13.2, shall not be affected in any way by such Party's waiver or failure to take action with respect to any previous default. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations hereunder. The Parties further agree that any payments that are made by one Party to the other Party pursuant to this Agreement pending resolution of the dispute shall be promptly refunded if the arbitrator determines pursuant to
Section 14.2 that such payments are to be refunded by one Party to the other Party.

     13.3 GSK Unilateral Termination Rights.

          13.3.1 Termination of Agreement in Its Entirety. GSK may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement in its entirety for any reason or no reason at all, upon [********] written notice to EPIX.

          13.3.2 Termination as to GSK Development Program. GSK may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement on a GSK Development Program-by-GSK Development Program basis for any reason or no reason at all, effective [********] written notice to EPIX. The Agreement shall continue in full force as to all other EPIX Programs and GSK Development Programs and Licensed Products, notwithstanding such termination.

          13.3.3 Termination on a Regional Basis. GSK may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement with respect to one or more GSK Development Programs, in any [********] indicated below, for any reason or no reason at all, effective upon [********] written notice to EPIX. The Agreement shall continue in full force as to such GSK Development Program in all [********] and as to all other GSK Development Programs and Licensed Products, notwithstanding such termination. The regions for purposes of this Section 13.3.3 are the [********]. Upon termination by GSK pursuant to this Section 13.3.3, the GSK Development Compounds within the GSK Development Program shall become Returned Compounds and Products [********] and EPIX will thereafter have all rights, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such Returned Compounds and Products [********] at EPIX's sole expense, subject to the terms of this

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Agreement, including the grant of the Transfer License by GSK to EPIX under
Section 13.5.1(c)(ii) for such Returned Compounds and Products [********] and the payment by EPIX of royalties to GSK under Section 8.8. In addition, the provisions in Article 7 applicable to EPIX and GSK shall immediately terminate and no longer be of any force or effect with respect to the GSK Development Program [********] and GSK shall cease any and all Development and Commercialization activities with respect to the GSK Development Program [********].

     13.4 Termination for Insolvency.

          13.4.1 Either Party may terminate this Agreement, if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [********] after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors.

          13.4.2 All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the "Bankruptcy Code") licenses of rights to "intellectual property" as defined in Section 101(56) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

     13.5 Effect of Termination. All of the following effects of termination are in addition to the other rights and remedies that may be available to the Parties at law or in equity.

          13.5.1 Upon Termination by GSK Without Cause or by EPIX for Cause.

               (a) In the event of a unilateral termination of this Agreement in its entirety by GSK pursuant to Section 13.3.1 or a termination of this Agreement in its entirety by EPIX pursuant to Section 13.2.1(for cause) or
Section 13.4.1(insolvency):

                    (i) Notwithstanding anything contained herein to the contrary, all rights (including without limitation, all Options) and licenses granted herein to GSK with respect to EPIX Program Compounds and GSK Development Compounds and Licensed Products (if GSK has exercised any Options) shall terminate, and GSK shall cease any and all Development and Commercialization activities with respect thereto;

                    (ii) all payment obligations hereunder shall terminate, other than those which are accrued and unpaid as of the effective date of termination and those payment obligations which survive termination as expressly provided herein;

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CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT; [*] DENOTES
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                    (iii) all compounds within EPIX Programs (including rejected compounds as described in Section 3.5.6), all GSK Development Compounds and Licensed Products shall be deemed to be part of the Returned Compounds and Products and EPIX will thereafter have all rights, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such Returned Compounds and Products at EPIX's sole expense, subject to the terms of this Agreement, including the grant of the Transfer License by GSK to EPIX under
Section 13.5.1(c)(ii) and the payment by EPIX of royalties to GSK under Section
8.8. GSK shall cease any and all Development efforts with respect to all such Returned Compounds and Products, and GSK shall have no right or license to practice the EPIX Patents, to use EPIX Know-How, or to use the EPIX Confidential Information relating to such Returned Compounds and Products for any purpose;
and

                    (iv) the provisions in Article 7 applicable to EPIX and GSK shall terminate in their entirety.

               (b) In the event of: (1) a termination by GSK pursuant to Section
13.3.2 with respect to a GSK Development Program, (2) a termination by EPIX with respect to a GSK Development Program pursuant to Section 13.2.1(for cause), or
(3) a termination by the JSC of an EPIX Program or a failure of GSK to exercise the Option with respect to an EPIX Program, in both cases as described in
Section 4.1.4:

                    (i) Notwithstanding anything contained herein to the contrary, all rights (including without limitation, all Options) and licenses granted herein to GSK with respect to: (A) such GSK Development Programs, the GSK Development Compounds and Licensed Products included within such GSK Development Program or (B) such EPIX Programs and the EPIX Program Compounds included within such EPIX Programs shall terminate, and GSK shall cease any and all Development and Commercialization activities with respect thereto;

                    (ii) any Options (other than for such terminated program) that are in effect as of the date of termination shall remain in full force and effect, in accordance with their terms;

                    (iii) all of GSK's payment obligations under Article 8 shall terminate with respect to such GSK Development Program or Licensed Product or EPIX Program, other than those which are accrued and unpaid as of the effective date of termination and those payment obligations which survive termination as expressly provided herein;

                    (iv) all Licensed Products and GSK Development Compounds pertaining to such terminated GSK Development Program and EPIX Program Compounds (including rejected compounds as described in Section 3.5.6) pertaining to such terminated EPIX Program shall be part of the Returned Compounds and Products, and EPIX will thereafter have all rights, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such Returned Compounds and Products at EPIX's sole expense, subject to the terms of this Agreement, including the grant of the Transfer License by GSK to EPIX under
Section 13.5.1(c)(ii) and the payment by EPIX of royalties to GSK under Section 8.8; and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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                    (v) the provisions in Article 7 applicable to EPIX and GSK shall immediately terminate and no longer be of any force or effect with respect to the Program Target, EPIX Program and GSK Development Program and Licensed Product being terminated and the EPIX Program Compounds, GSK Development Compounds and Licensed Products included within such terminated programs.

               (c) When compounds and products become Returned Compounds and Products under Section 13.5.1(a)(iii) and Section 13.5.1(b)(iv), the following shall occur with respect to each such Returned Compound and Product:

                    (i) GSK shall promptly return to EPIX all data and materials transferred by EPIX to GSK with regard to each such Returned Compound and Product;

                    (ii) Transfer License. GSK shall grant, and does hereby grant, a non-exclusive license to EPIX in the Territory, with the right to grant sublicenses, under GSK's right, title and interest in and to any [********] in existence at the time of termination of Development or Commercialization of the relevant EPIX Program Compound, GSK Development Compound or Licensed Product, as applicable, but only to the extent such [********] were [********] of such EPIX Program Compound, GSK Development Compound or Licensed Product, and [********] by EPIX to continue the Development, Commercialization, manufacture, use, sale or importation of such EPIX Program Compound, GSK Development Compound or Licensed Product [********] the EPIX Development Plans and GSK Development Plans in effect at the time each EPIX Program Compound, GSK Development Compound or Licensed Product became a Returned Compound and Product. Such license shall be for use by EPIX (and its sublicensees) solely in connection with the Development, manufacture, use, sale, offer for sale and import of such Returned Compounds and Products (the "Transfer License"); provided, however, that to the extent equivalent technology that is not Controlled by GSK is available to EPIX (and its Sublicensees) for use in the Development, manufacture, use, sale, offer for sale and import of such Returned Compounds and Products throughout the Territory, without significant additional expense or delay, then EPIX and its Sublicensees shall use Commercially Reasonable Efforts to obtain access to such alternative technology. Notwithstanding the foregoing, the Transfer License shall not include, and GSK shall have no obligation to grant, and does not hereby grant, any license to EPIX under [********]; provided, however, that the Parties may enter into good faith discussions for the grant by GSK of a license to EPIX [********] on terms agreeable to each Party.

                    (iii) GSK shall transfer to EPIX, at EPIX's request, [********] pertaining to the applicable Returned Compounds and Products in its possession and other related materials, and [********];

                    (iv) GSK shall provide EPIX with copies of all clinical study data and results, and all other information, and the like developed by or for the benefit of GSK relating to such Returned Compounds and Products;

                    (v) GSK shall assign to EPIX [********] related to such Returned Compounds and Products;

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                    (vi) GSK shall provide to EPIX other documents to the extent directly and solely related to the Returned Compounds and Products that are necessary in the continued Development and Commercialization of such Returned Compounds and Products (including without limitation, material documents and agreements relating to the sourcing, manufacture, promotion, distribution, sale or use of a product) throughout the Territory; and

                    (vii) subject to the obligation to pay to GSK the applicable royalty set forth in Section 8.8, EPIX shall be free to Develop and Commercialize any and all such Returned Compounds and Products, alone or with any Third Party or through any Third Party sublicensee. In the event EPIX decides to further Develop and/or Commercialize such Returned Compounds and Products, EPIX shall be solely responsible for satisfying any and all obligations to Third Parties with respect to the Development, manufacture or Commercialization of such Returned Compounds and Products including, but not limited to, any ongoing obligations of GSK under any Third Party manufacturing or licensing agreements to the extent such obligations are contained in agreements which GSK may assign to EPIX, in accordance with the terms of such agreements, and as such agreements may be assumed by EPIX at its request hereunder.

When compounds and products become Returned Compounds and Products under Section 13.3.3, all of the above provisions (other than subsection (v)) shall apply, but only to the extent necessary to permit EPIX to Develop and Commercialize the Returned Compound and Product in the region terminated by GSK, and GSK shall permit EPIX to cross-reference in such region any Regulatory Filings for such Returned Compounds and Products.

          13.5.2 Upon Termination by GSK for Cause or Insolvency of EPIX.

               (a) In the event of termination by GSK of the Agreement in its entirety or with respect to an EPIX Program or GSK Development Program pursuant to Section 13.2.1 upon the breach of EPIX; or (2) pursuant to Section 13.4 upon the insolvency of EPIX:

                    (i) all licenses granted to GSK with respect to GSK Development Programs and Licensed Products within such GSK Development Programs for which GSK previously exercised its Option in accordance with Section 4.1 shall continue in full force, in accordance with the terms and conditions of this Agreement (other than for licenses for those GSK Development Programs which GSK elects to terminate under Section 13.2.1); provided, [********]

                    (ii) all Options that are pending as of the effective date of such termination by GSK shall continue under their terms, and GSK shall have the right immediately on such termination to exercise any Options that are so pending. If GSK exercises such Options, all licenses granted to GSK with respect to GSK Development Programs and Licensed Products within such GSK Development Programs for which GSK exercises its Option shall continue in full force, in accordance with the terms and conditions of this Agreement; provided, however, that [********] with respect to any EPIX Programs for which GSK exercises an Option after the effective date of termination, including, without limitation, [********];

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                    (iii) the provisions of Section 7.2 applicable to GSK shall terminate in their entirety, but the provisions of Section 7.1 applicable to EPIX shall continue in full force and effect;

                    (iv) EPIX shall promptly return to GSK all data and materials transferred by GSK to EPIX, including all GSK Know-How, and EPIX shall have no right or license to practice the GSK Patents, to use GSK Know-How or GSK Confidential Information for any purpose;

                    (v) GSK shall have no obligation to grant EPIX the Transfer License set forth in Section 13.5.1(c)(ii); and

                    (vi) GSK shall use Commercially Reasonable Efforts to Develop and Commercialize a Licensed Product in the Territory under each license described in the foregoing Section 13.5.2(a)(i) or 13.5.2(a)(ii), or such license shall terminate.

          13.5.3 Upon Termination by EPIX for Cause or Insolvency of GSK. In the event of a termination of this Agreement in its entirety by EPIX, or a termination by EPIX with respect to an EPIX Program or a GSK Development Program, either pursuant to Section 13.2.1 upon a breach of GSK or pursuant to
Section 13.4 upon the insolvency of GSK, this Agreement or such program shall terminate with the same effects as are indicated under Section 13.5.1(a)(as to termination of the Agreement in its entirety) and Section 13.5.1(b)(as to termination of an EPIX Program or GSK Development Program); provided however, [********] shall continue but such obligation shall be modified such that [********] that shall become [********].

     13.6 Survival. The following provisions shall survive termination or expiration of this Agreement in its entirety, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Article 1 (as applicable), Articles 11, 12, 13, 14 and 15 and
Section 5.4 (except in the event of termination by GSK of the Agreement in its entirety or with respect to a GSK Development Program pursuant to Section 13.2 or Section 13.4) and Section 10.2 (solely with respect to EPIX's obligation to reimburse GSK for certain expenses under the circumstances described within such section, even if such circumstances do not arise until after the effective date of termination). In addition to the foregoing, and in addition to the provisions identified in Section 13.5.2 as surviving (in some cases in a modified form) in the event that GSK shall terminate the Agreement under 13.2.1 (for cause) or
13.4 (insolvency), with the effect set forth in Section 13.5.2, then the terms and conditions set forth in Section 4.1 (applicable to Options eligible for exercise by GSK under Section 13.5.2(a)(ii) and granting GSK full rights to Develop and Commercialize GSK Development Compounds on exercise of an Option, but excluding Section 4.1.4), Sections 5.8 (except with respect to GSK's obligation in Section 5.8.2 to transfer GSK Know-How to EPIX for Returned Compounds and Products), Article 8 (as modified in Section 13.5.2), Article 10 (except with respect to EPIX Patents that do not claim or cover any compounds or products to which GSK retained rights hereunder) and Section 9.3 shall also survive such termination as and to the extent applicable to those GSK Development Candidates and Licensed Products for which GSK obtains and maintains its license rights under Section 5.1 as of and after the effective date of termination of this Agreement. In addition to the surviving terms and conditions set forth in the first sentence

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of this Section 13.6, upon any termination of the Agreement or GSK Development
Program, the following Sections shall survive and shall be applicable to EPIX with respect to its Development and Commercialization of Returned Compounds and
Products: Sections 5.4, 5.8 (except with respect to EPIX's obligation in Section
5.8.2 to transfer EPIX Know-How to GSK), 8.8 through 8.15 (inclusive), and
Section 9.4.2. Termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, subject to Sections 14.1 and 14.2, with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation. All other rights, licenses and obligations shall terminate upon expiration of this Agreement.

                                   ARTICLE 14

                               DISPUTE RESOLUTION

     14.1 Resolution by Senior Executives. Except as provided in Section 3.5.2, in the event of any dispute between the Parties in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within ten (10) Business Days, either Party may, by written notice to the other Party, refer the dispute to the other Party for attempted resolution by good faith negotiation within thirty (30) days after such notice is received. Any disputes relating to EPIX Programs prior to GSK's exercise of an Option shall be referred to the Senior Vice President of the CEEDD of GSK and the CEO of EPIX for attempted resolution. After GSK's exercise of an Option, any disputes relating to a GSK Development Program or Licensed Product shall be referred to the Chairman of Research and Development of GSK (or his designated representative) and the CEO of EPIX for attempted resolution.

     14.2 Arbitration. Except as provided in Section 3.5.2, any dispute between the Parties relating to or arising out of this Agreement that cannot be resolved in accordance with Section 14.1 will be resolved through binding arbitration in New York, New York as follows:

          (a) A Party shall submit such dispute to arbitration by notifying the other Party, in writing, of such dispute. Within thirty (30) days after receipt of such notice, the Parties shall designate in writing a single arbitrator to resolve the dispute; provided, however, that if the Parties cannot agree on an arbitrator within such thirty (30) day period, the arbitrator shall be selected by the office of the American Arbitration Association (the "AAA") in New York, New York. The arbitrator shall be a lawyer knowledgeable and experienced in the applicable Law concerning the subject matter of the dispute, and shall not be an Affiliate, employee, consultant, officer, director or stockholder of either Party, or otherwise have any current or previous relationship with either Party or their respective Affiliates. The governing law in Section 15.7 shall govern any such proceedings. The language of the arbitration shall be English. All time

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frames herein are subject to extension by the arbitrator upon showing of good cause by either Party.

          (b) Within thirty (30) days after the designation of the arbitrator, the arbitrator and the Parties shall meet, and each Party shall provide to the arbitrator a written summary of all disputed issues, such Party's position on such disputed issues and such Party's proposed ruling on the merits of each such issue.

          (c) The arbitrator shall set a date for a hearing, which shall be no later than thirty (30) days after the submission of written proposals pursuant to Section 14.2(b), for the presentation of evidence and legal argument concerning each of the issues identified by the Parties. The Parties shall have the right to be represented by counsel. Except as provided herein, the arbitration shall be governed by the Commercial Arbitration Rules of the AAA applicable at the time of the notice of arbitration pursuant to Section 14.2(a).

          (d) The arbitrator shall use his best efforts to rule on each disputed issue within thirty (30) days after completion of the hearing described in
Section 14.2(c). The determination of the arbitrator as to the resolution of any dispute shall be binding and conclusive upon all Parties. All rulings of the arbitrator shall be in writing and shall be delivered to the Parties except to the extent that the Commercial Arbitration Rules of the AAA provide otherwise. Nothing contained herein shall be construed to permit the arbitrator to award punitive, exemplary or any similar damages.

          (e) The fees of the arbitrator and the costs and expenses of the arbitration proceedings shall be borne by the Parties in equal proportion.

          (f) Any arbitration pursuant to this Section 14.2 shall be conducted in New York, New York. Any arbitration award may be entered in and enforced by a court in accordance with Section 15.8.

          (g) Notwithstanding anything in this Article 14, each Party shall have the right to seek injunctive or other equitable relief from a court of competent jurisdiction pursuant to Section 15.8 that may be necessary to avoid irreparable harm, including any breach or threatened breach of Section 11.1.

                                   ARTICLE 15

                                  MISCELLANEOUS

     15.1 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one

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such that the objectives contemplated by the Parties when entering this
Agreement may be realized.

     15.2 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be delivered by hand or overnight courier with tracking capabilities or mailed postage prepaid by first class, registered or certified mail addressed as set forth below unless changed by notice so given:

          If to GSK:

                          Attention: Vice President, Business Development Center of Excellence for External Drug Discovery GlaxoSmithKline
                          2301 Renaissance Boulevard
                          Mail Code RN0210
                          King of Prussia, PA 19406
                          Telephone: 610-787-4093
                          Facsimile: 610-787-4105

                          and

                          Attention: Vice President, Transactions,
                          Worldwide Business Development
                          GlaxoSmithKline
                          Greenford Road
                          Greenford, Middlesex
                          UB6 OHE
                          Telephone: +44 208 966 5655
                          Facsimile: +44 208 966 5371

          With a copy to:

                          Attention: Vice President and Associate General
                          Counsel
                          R&D Legal Operations
                          GlaxoSmithKline
                          2301 Renaissance Boulevard
                          Mail Code RN0220
                          King of Prussia, PA 19406
                          Telephone: 610-787-3626
                          Facsimile: 610-787-7084

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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          If to EPIX:

                          EPIX Pharmaceuticals, Inc.
                          4 Maguire Road
                          Lexington, MA
                          Attention: Chief Business Officer
                          Telephone: 781-372-3260
                          Facsimile: 781-372-0822

          With a copy to:

                          Goodwin Procter LLP
                          Exchange Place
                          Boston, Massachusetts 02109
                          Attention: Christopher Denn, Esq.
                          Telephone: 617-570-1000
                          Facsimile: 617-523-1231

     Any such notice shall be deemed given on the date received. A Party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the Party's notices in accordance with this Section 15.2.

     15.3 Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including, without limitation, acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest ("Force Majeure"); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

     15.4 Assignment. Neither Party shall assign or transfer any of its rights or obligations hereunder except as provided herein or as consented to in writing by the other Party.

          15.4.1 Assignment by EPIX; Change in Control Event of EPIX.

               (a) EPIX may, without the consent of GSK, assign or transfer all of its rights and obligations hereunder to an Affiliate or to a successor in interest by reason of merger or consolidation or sale of all or substantially all of the assets of EPIX; provided however, that (i) EPIX's rights and obligations under this Agreement [********] and [********] from all or substantially all of its other [********], including those [********] that are subject to this Agreement, (ii) such assignment includes, without limitation, [********] and all rights and obligations under this Agreement, (iii) such successor in interest or Affiliate shall have agreed as

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of such assignment or transfer to be bound by the terms of this Agreement in writing as provided to GSK, and (iv) where this Agreement is assigned or transferred to an Affiliate, EPIX remains responsible for the performance of this Agreement.

               (b) In addition, where assignment is in connection with a Change in Control Event of EPIX: (1) EPIX's [********] or if previously exercised, it shall terminate; (2) the JSC shall continue only with respect to EPIX Development activities; (3) the [********] of GSK provided for herein for any GSK Development Program (other than under [********] shall end; (4) [********] obligations under [********] shall terminate; (5) [********] obligations and restrictions under [********] shall survive except that the acquiring party and its Affiliates (together, the "Acquiror") shall have the right to seek to acquire rights, to in-license and to research, Develop or Commercialize any compound(s) or products(s) that modulate any Program Target for which [********] is obligated to exclusivity according to [********] as long as the Acquiror does not [********] (and [********] does not [********] on behalf of or for the benefit of the Acquiror) any of [********] and (6) if the Acquiror is Developing or Commercializing a compound or product directed to a [********] for an [********],[********] shall ensure and take all reasonable steps (including the creation of a firewall) to ensure that [********] in any [********] to which GSK has [********] is provided to or used by the Acquiror with respect to such compound or product.

               (c) Breach of any of the provisions set forth in this Section
15.4.1 shall constitute material breach of the Agreement. Upon the consummation of such Change in Control Event, if both Parties so desire, the Parties may negotiate in good faith an early termination of the Agreement taking into consideration the stage of Development of each EPIX Program and the payments made hereunder by GSK prior to such termination.

          15.4.2 Assignment by GSK. GSK may, without the consent of EPIX, assign or transfer all of its rights and obligations hereunder to an Affiliate of GSK or to a successor in interest by reason of merger or consolidation or sale of all or substantially all of the assets of GSK; provided however, that (i) GSK's rights and obligations under this Agreement [********] and [********] from all or substantially all of its other [********] including those [********] that are subject to this Agreement, (ii) such assignment includes, without limitation, all [********] and all rights and obligations under this Agreement, (iii) such successor in interest or Affiliate shall have agreed as of such assignment or transfer to be bound by the terms of this Agreement in a writing provided to EPIX, and (iv) where this Agreement is assigned or transferred to an Affiliate, GSK remains responsible for the performance of this Agreement.

          15.4.3 Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the Parties' successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning non-transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer.

     15.5 Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent

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and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

     15.6 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by all Parties hereto.

     15.7 Choice of Law. This Agreement shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions.

     15.8 Jurisdiction. Unless the Parties otherwise agree in writing, each Party, for the purpose of enforcing an award under Section 14.2 or for seeking injunctive or other equitable relief as permitted under Section 14.2(g), hereby irrevocably submits to the exclusive jurisdiction of (i) the courts of the State of New York (each a "State Court"), and (ii) the United States District Court for the District of New York (the "District Court"), for the purposes of any suit, action or other proceeding arising out of this Agreement or out of any transaction contemplated hereby. Each party agrees to commence any such action, suit or proceeding either in the District Court or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in a State Court. Each party further agrees that service of any process, summons, notice or document by personal delivery, by registered mail, or by a recognized international express delivery service to such Party's respective address set forth above shall be effective service of process for any action, suit or proceeding in the District Court or State Court with respect to any matters to which it has submitted to jurisdiction in this Section. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the District Court or State Court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     15.9 Publicity. Upon execution of this Agreement, the Parties shall issue the press release announcing the existence of this Agreement in the form and substance as set forth in Appendix B, attached hereto and incorporated herein. Each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, other than with respect to the terms and conditions of this Agreement in accordance with Section 11.4; provided, however, that any disclosure which is required by applicable Law (including the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), or the rules of a securities exchange or the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction, as reasonably advised by the disclosing Party's counsel, may be made subject to the following. The Parties agree that any such required disclosure will not contain confidential business or technical information, including Confidential

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

Information, and, if disclosure of such information is required by applicable Law or such rules or regulators, the Parties will use appropriate diligent efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any such announcement at least three (3) Business Days prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by applicable Law or such rules or regulators, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure. The contents of any announcement or similar publicity which has been reviewed and approved by the reviewing Party (including the press release set forth in Appendix B) can be re-released by either Party without a requirement for re-approval. Nothing in this Section 15.9 shall be construed to prohibit GSK, EPIX or their respective Affiliates or Sublicensees from making a public announcement or disclosure regarding the stage of development of EPIX Program Compounds, GSK Development Compounds and Licensed Products or disclosing clinical trial results with respect thereto, as may be required by applicable Law or such rules or regulators, as reasonably advised by GSK's (or its Affiliates' or Sublicensees') or EPIX's counsel.

     15.10 Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute EPIX and GSK as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.

     15.11 Headings. Headings and captions are for convenience only and are not be used in the interpretation of this Agreement.

     15.12 Entire Agreement. This Agreement and the attached Appendices constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior negotiations, representations, agreements and understandings regarding the same.

     15.13 Counterparts. This Agreement may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     15.14 Exports. Each Party agrees not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control Laws.

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

     15.15 Interpretation.

          15.15.1 Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties hereto and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party hereto as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

          15.15.2 The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". The word "any" shall mean "any and all" unless otherwise clearly indicated by context.

          15.15.3 Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person's successors and assigns, (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (e) all references herein to Articles, Sections or Appendices, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Appendices of this Agreement.

                                      * * *

                            [signature page follows]

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

     IN WITNESS WHEREOF, the Parties have caused this Development and License Agreement to be executed by their respective duly authorized officers.

                                        SMITHKLINE BEECHAM CORPORATION,
                                        DOING BUSINESS AS GLAXOSMITHKLINE


                                        By: /s/ Donald F. Parman
                                            ------------------------------------
                                            (Signature)
                                        Name: Donald F. Parman
                                        Title: Vice President and Secretary
                                        Date: 12/11/06


                                        GLAXO GROUP LIMITED


                                        By: /s/ Paul Williamson
                                            ------------------------------------
                                            (Signature)
                                        Name: Paul Williamson
                                        Title: For and on behalf of Edinbugh
                                               Pharmaceutical Industries Limited
                                               Corporate Director
                                        Date: 12/11/06


                                        EPIX PHARMACEUTICALS, INC.


                                        By: /s/ Michael G. Kauffman
                                            ------------------------------------
                                            (Signature)
                                        Name: Michael G. Kauffman
                                        Title: CEO
                                        Date: 12/11/06

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

                                   APPENDIX A

                                  EPIX PATENTS

  Case ID    Country      Title     Inventor(s)   Application No.   Filing Date
  -------    -------   ----------   -----------   ---------------   -----------
[********]     US      [********]    [********]      [********]      [********]
[********]     PCT     [********]    [********]      [********]      [********]
[********]     AU      [********]    [********]          --(1)       [********]
[********]     BR      [********]    [********]          --          [********]
[********]     CN      [********]    [********]          --          [********]
[********]     EG      [********]    [********]          --          [********]
[********]     JP      [********]    [********]          --          [********]
[********]     KR      [********]    [********]          --          [********]
[********]     RU      [********]    [********]          --          [********]
[********]     EG      [********]    [********]          --              --
[********]     IN      [********]    [********]          --          [********]
[********]     ID      [********]    [********]          --          [********]
[********]     IL      [********]    [********]          --          [********]
[********]     MA      [********]    [********]          --          [********]
[********]     NO      [********]    [********]          --          [********]
[********]     PH      [********]    [********]          --          [********]
[********]     EP      [********]    [********]          --          [********]
[********]     NZ      [********]    [********]          --              --
[********]     ZA      [********]    [********]          --          [********]
[********]     UK      [********]    [********]          --          [********]
[********]     US      [********]    [********]      [********]      [********]
[********]     US      [********]    [********]      [********]      [********]
[********]     US      [********]    [********]      [********]      [********]
[********]    CP/PC    [********]    [********]          --              --
[********]    CP/AR    [********]    [********]          --              --

----------
(1)  Information not yet received

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

  Case ID    Country      Title     Inventor(s)   Application No.   Filing Date
  -------    -------   ----------   -----------   ---------------   -----------
[********]    CP/CL    [********]    [********]          --              --
[********]    CP/TH    [********]    [********]          --              --
[********]    CP/TW    [********]    [********]          --              --
[********]     US      [********]    [********]      [********]      [********]
[********]     PCT     [********]    [********]      [********]      [********]
[********]     AR      [********]    [********]      [********]      [********]
[********]     CL      [********]    [********]      [********]      [********]
[********]     TH      [********]    [********]      [********]      [********]
[********]     TW      [********]    [********]      [********]      [********]

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

                                   APPENDIX B

                                  PRESS RELEASE

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

(GLAXOSMITHKLINE LOGO)                               (EPIX PHARMACEUTICALS LOGO)

FOR IMMEDIATE RELEASE

CONTACT:
EPIX PHARMACEUTICALS                    PURE COMMUNICATIONS
Kim Drapkin                             Andrea L. Johnston
Chief Financial Officer                 (910) 616-5858
(781) 761-7600

GLAXOSMITHKLINE
US MEDIA QUERIES
Nancy Pekarek
(215) 751-7709
Patricia Seif
(215) 751-7709

US ANALYST/INVESTOR QUERIES
Frank Murdolo
(215) 751-7002
Frank Curry
(215) 751-5419

                    GLAXOSMITHKLINE AND EPIX PHARMACEUTICALS
                  ENTER DRUG DISCOVERY AND DEVELOPMENT ALLIANCE

     COLLABORATION INCLUDES DISCOVERY AND DEVELOPMENT OF FOUR GPCR PROGRAMS

London, U.K., Philadelphia, PA and Lexington, MA; December 12, 2006 - GlaxoSmithKline (NYSE:GSK) and EPIX Pharmaceuticals (NASDAQ:EPIX) today announced a worldwide multi-target strategic collaboration to discover, develop and market novel medicines targeting four G-protein coupled receptors (GPCRs) for the treatment of a variety of diseases, including EPIX's novel 5-HT4 partial agonist program, PRX-03140, in early-stage clinical development for the treatment of Alzheimer's disease. The alliance with GSK will be conducted through its Center of Excellence for External Drug Discovery (CEEDD).

EPIX will receive total initial payments of $35 million, including $17.5 million through the purchase of 3,009,027 shares of common stock. In addition, EPIX will be eligible to earn potential milestones of up to $1.2 billion based on the achievement of certain discovery, development, regulatory and commercial milestones across the four GPCR programs. EPIX will also receive tiered double-digit royalties on sales by GSK of all collaboration-developed product sales.

EPIX will be responsible for the discovery and development of small molecule drug candidates targeting four GPCRs, including PRX-03140 for the treatment of Alzheimer's disease, through to clinical proof of concept, at which point GSK will have an exclusive option to license each product for further development and commercialization on a worldwide basis. In addition to the upfront payment, EPIX has the opportunity to earn milestone payments upon the achievement of specified development and regulatory milestones in each of the programs. If GSK exercises the option to license EPIX's 5-HT4 partial agonist program, EPIX will retain the right to co-promote any products from that program in the United States.

"We are very pleased to enter into this collaboration with GSK, a world-class pharmaceutical company," stated Michael G. Kauffman, M.D., Ph.D., chief executive officer of EPIX. "This alliance will provide us with access to significant capital in the near and long term to support the ongoing development of PRX-03140 and three additional programs, as well as the ability to continue to move forward our existing programs. Furthermore, the co-promotion option in this collaboration provides further opportunity for EPIX to build a sales force in the future."

Chen Schor, chief business officer of EPIX added, "We were looking for a partner that would appreciate our proprietary drug discovery expertise. GSK's vast experience in clinical development and commercialization, especially in diseases of the central nervous system, make them the ideal partner for the continued development of our 5-HT4 Alzheimer's program, as well as the other GPCR targets that will be the focus of this alliance."

Maxine Gowen, Ph.D. Senior Vice President and head of GSK's CEEDD stated, "This alliance with Epix again demonstrates the CEEDD's and GSK's commitment to accessing leading-edge innovation. We are very excited to be working with the Epix team both on the existing 5HT4 program in Alzheimer's disease, a key disease area for GSK, and on other GPCR programs which will be initiated as part of this collaboration."

ABOUT GPCRS

GPCRs are the largest known class of molecular targets with proven therapeutic value. Of the top 50 selling drug worldwide, as identified by IMS, it is estimated that nearly 40 percent interact with GPCRs as their target proteins. GPCRs convert signals received from outside the cell into biological processes inside the cell. A variety of well-known biological molecules, including neurotransmitters and hormones, can bind to GPCRs and trigger cellular processes involved in diseases such as obesity, cognition, depression and pain. EPIX has a proprietary drug discovery technology and approach which has enabled the company to advance four novel GPCR drug candidates from discovery to clinical development in less than four years.

ABOUT EPIX

EPIX Pharmaceuticals is a biopharmaceutical company focused on discovering, developing and commercializing novel pharmaceutical products through the use of proprietary technology to better diagnose, treat and manage patients. The company has a blood-pool imaging agent approved and marketed in Europe (Vasovist(TM)), and five internally-discovered therapeutic and imaging drug candidates currently in clinical trials targeting conditions such as depression, Alzheimer's disease, cardiovascular disease and obesity. These drug candidates include EP-2104R, a novel thrombus imaging agent which has completed a Phase 2a trial, PRX-08066 in Phase 2 clinical development for pulmonary hypertension associated with chronic obstructive pulmonary disease, and PRX-03140, which has completed a Phase 1b clinical trial in Alzheimer's patients. EPIX also has collaborations with other leading organizations, including Amgen, Cystic Fibrosis Foundation Therapeutics, and Schering AG (Germany). For more information about EPIX, please visit the company's website at www.epixpharma.com.

ABOUT THE CEEDD

GlaxoSmithKline is enhancing the way it discovers and develops drugs by creating a small dedicated team who will feed the GSK pipeline solely through the efforts of its external alliances. The CEEDD (Center of Excellence for External Drug Discovery) was formed as a further validation of GSK's strategy to create small, independent and accountable R&D teams (Centers of Excellence for Drug Discovery or CEDDs). In essence, the CEEDD will "virtualize" a portion of the GSK pipeline; namely, from target to clinical proof of concept, by forming multiple risk-sharing/reward-sharing alliances. Capitalizing on the speed and efficiency of its collaborators will allow GSK to deliver pharmaceutical products faster to patients. For information about the CEEDD, visit the group's website at www.CEEDD.com

ABOUT GSK

GlaxoSmithKline, one of the world's leading research-based pharmaceutical and healthcare companies, is committed to improving the quality of human life by enabling people to do more, feel better and live longer. For information about GSK visit the company website at www.GSK.com

FORWARD-LOOKING STATEMENTS

Any statements in this press release about Epix's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often but not always, made through the use of words or phrases such as believe, will, expect, anticipate, estimate, intend, plan and would. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. Some of the risks, uncertainties and assumptions that could cause actual results to differ materially from estimates or projections contained in the forward looking statements include but are not limited to (i) the timing, success and cost of preclinical research activities and clinical studies, (ii) the timing, acceptability and review periods for regulatory filings, (iii) the availability of corporate partners, (iv)uncertainties relating to patent protection and intellectual property rights of third parties, (v) the impact of competitive products and technological changes, (vi) the availability of capital and the cost of capital (vii) other vagaries in the biotechnology industry and (viii) other risks. Epix undertakes no obligation to update or revise any forward looking statements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Under the safe harbor provisions of the US Private Securities Litigation Reform Act of 1995, GlaxoSmithKline cautions investors that any forward-looking statements or projections made by the company, including those made in this Announcement, are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Factors that may affect the Group's operations are described under 'Risk Factors' in the 'Operating and Financial Review and Prospects' in the company's Annual Report 2005.